OPPENHEIMER SELECT MANAGERS
             Supplement dated March 1, 2001 to the
              Prospectus dated February 16, 2001

The Prospectus is changed as follows:

1. The Prospectus supplement dated February 16, 2001 is withdrawn.

2. The following sentence is added before the sentence "Non retirement plan investors cannot buy Class N shares directly" in the paragraph "Class N Shares" under the heading "What Classes of Shares Does Each Fund Offer?" on page 52:

      Class N shares also are offered to rollover IRAs sponsored by the Manager that purchase Class N shares with the proceeds from a distribution from a qualified retirement plan or 403(b) plan sponsored by the Manager.

3. The following is added after the section entitled "Can You Reduce Class A Share Charges?" on page 56:

      Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor. The Distributor pays dealers of record concessions in an amount equal to 0.25% of purchases by those retirement plans. That concession will not be paid on purchases of shares by a retirement plan made with the proceeds of the redemption of Class N shares of one or more Oppenheimer funds held by the plan for more than eighteen (18) months.

4. The following sentence is added before the sentence "Non retirement plan investors cannot buy Class N shares directly" in the first paragraph under the heading "How Can You Buy Class N Shares?" on page 57:

      Class N shares also are offered to rollover IRAs sponsored by the Manager that purchase Class N shares with the proceeds from a distribution from a qualified retirement plan or 403(b) plan sponsored by the Manager.



March 1, 2001                                       PS0505.003

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Oppenheimer Select Managers
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      Mercury Advisors S&P 500 Index Fund
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      Mercury Advisors Focus Growth Fund
      QM Active Balanced Fund
      Jennison Growth Fund
      Salomon Brothers Capital Fund
      Gartmore Millennium Growth Fund

6803 South Tucson Way, Englewood, Colorado 80112
1.800.525.7048

Statement of Additional  Information dated February 16, 2001,  Revised March 1,
2001

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Funds and supplements information in the Prospectus dated February 16, 2001. It should be read together with the Prospectus. You can obtain the Prospectus by writing to the Funds' Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents
                                                                            Page
About the Funds
Additional Information About the Funds' Investment Policies and Risks         2
   The Funds' Investment Policies............................ 2
   Other Investment Techniques and Strategies................ 15
   Investment Restrictions................................... 34
How the Funds are Managed ................................... 42
   Organization and History.................................. 42
   Trustees and Officers of the Funds........................ 43
   The Manager............................................... 49
Brokerage Policies of the Funds.............................. 54
Distribution and Service Plans............................... 58
Performance of the Funds..................................... 61
About Your Account
How To Buy Shares............................................ 65
How To Sell Shares........................................... 74
How To Exchange Shares....................................... 78
Dividends, Capital Gains and Taxes........................... 81
Additional Information About the Funds....................... 83

Appendix A: Ratings Definitions.............................. A-1
Appendix B: Industry Classifications......................... B-1
Appendix C: Special Sales Charge Arrangements and Waivers.... C-1
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ABOUT THE FUNDS
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Additional Information About the Funds' Investment Policies and Risks


      The investment objective, the principal investment policies and the main risks of each Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that each Fund's investment Adviser or Subadviser can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.


The Funds' Investment Policies

Oppenheimer Select Managers - Mercury Advisors S&P 500 Index Fund


      The Fund seeks to achieve its investment objective by investing all of its assets in the S&P 500 Index Series of the Quantitative Master Series Trust (the "Master Fund") which has the same investment objective as the Fund. The Fund's investment experience and results will correspond directly to the investment experience of the Master Fund in which it invests. Thus, all investments are made at the level of the Master Fund. For simplicity, however, with respect to investment objective, policies and restrictions, this Statement of Additional Information, like the Prospectus, uses the term "Fund" to include the Fund and the Master Fund in which the Fund invests. The following is a description of the investment policies of the Fund.

      The Fund's investment objective is not a fundamental policy and may be changed by the Board of Trustees of the Fund, without shareholder approval. The Trustees may also change the target index of the Fund if they consider that a different index would facilitate the management of the Fund in a manner which better enables the Fund to seek to mirror the total return of the market segment represented by the then existing target index.


      The investment objective of the Fund is to match the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.


      In seeking to mirror the total return of the S&P 500, Fund Asset Management, L.P., doing business as Mercury Advisors (the "Adviser") generally will allocate the Master Fund's investments among common stocks in approximately the same weightings as the S&P 500. In addition, the Adviser may use options and futures contracts and other types of financial instruments relating to all or a portion of the S&P 500. At times the Fund may not invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. At those times, the Fund chooses investments so that the market capitalizations, industry weighting and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The Fund may also engage in securities lending.


      The S&P 500 is composed of the common stocks of 500 large capitalization companies from various industrial sectors, most of which are listed on the New York Stock Exchange (the "NYSE"). A company's stock market capitalization is the total market value of its outstanding shares. The S&P 500 represents a significant portion of the market value of all common stocks publicly traded in the United States.

About Indexing and Management of the Fund

      About Indexing. The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund, utilizing essentially a "passive" or "indexing" investment approach, seeks to replicate, before the Fund's expenses (which can be expected to reduce the total return of a Fund), the total return of its respective index.

      Indexing and Managing the Fund. The Fund will be substantially invested in securities in the S&P 500, and will invest at least 80% of its assets in equity securities or other financial instruments which are contained in or correlated with securities in the S&P 500.


      Because the Fund seeks to mirror the total return of the S&P 500, generally the Adviser will not attempt to judge the merits of any particular security as an investment but will seek only to mirror the total return of the securities in the S&P 500. However, the Adviser may omit or remove a security which is included in the S&P 500 from the Fund's portfolio if, following objective criteria, the Adviser judges the security to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions.

      The Adviser may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon the S&P 500). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to the Fund or by the Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. The Adviser will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, the Adviser may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities' weightings in the S&P 500.

      The Fund's ability to mirror the total return of the S&P 500 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Fund, taxes, changes in either the composition of the S&P 500 or the assets of the Fund, and the timing and amount of Fund investors' contributions and withdrawals, if any. In addition, the Fund's total return will be affected by incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Fund. Under normal circumstances, it is anticipated that the Fund's total return over periods of one (1) year and longer will, on a gross basis and before taking into account expenses (incurred at either the Master Fund or the Fund level), be within ten (10) basis points (a basis point is one one-hundreth of one percent (0.01%)) of the total return of the S&P 500. There can be no assurance that this level of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees of the Fund will consider alternative strategies for the Fund. Information regarding correlation of the Fund's performance to that of the S&P 500 will be reflected in the Fund's annual report.




Other Investment Policies, Practices and Risk Factors


      Cash Management. Generally, the Adviser will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. However, if considered appropriate in the opinion of the Adviser, a portion of the Fund's assets may be invested in certain types of instruments with remaining maturities of three hundred ninety seven (397) days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions ("U.S. Government Securities"); (ii) other fixed-income securities rated Aa or higher by Moody's Investors Service Inc. ("Moody's) or AA or higher by Standard & Poor's Rating Service ("S&P") or, if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated Aa or higher by Moody's or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody's or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser.


      Short Sales. In connection with the use of certain instruments based upon or consisting of one or more baskets of securities, the Adviser may sell a security the Fund does not own, or in an amount greater than the Fund owns (i.e., make short sales). Such transactions will be used only in an effort to adjust the weightings of particular securities represented in the basket to reflect such securities' weightings in the target index.


      Cash Flows; Expenses. The ability of the Fund to satisfy its investment objective depends to some extent on the Adviser's ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund's investments). The Adviser will make investment changes to the Fund's portfolio to accommodate cash flow while continuing to seek to replicate the total return of the S&P 500. Investors should also be aware that the investment performance of the S&P 500 is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Fund. Finally, since the Fund seeks to replicate the total return of the S&P 500, the Adviser generally will not attempt to judge the merits of any particular security as an investment.


Additional Information Concerning the Indices


      S&P 500. "Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The OSM - Mercury Advisors S&P 500 Index Fund and the Master Fund are not sponsored, endorsed, sold or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation regarding the advisability of investing in the Fund. S&P makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund and the Master Fund or the owners of shares of the Fund and the Master Fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund and the Master Fund or the timing of the issuance of sale of shares of the Fund and the Master Fund or in the determination or calculation of the equation by which the Fund and the Master Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund and the Master Fund.


      S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, the Master Fund, owners of shares of the Fund and the Master Fund, or any other person or entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Portfolio Turnover


      Although the Fund will use a passive indexing approach to investing, the Fund may engage in a substantial number of portfolio transactions. The rate of portfolio turnover will be a limiting factor when the Adviser considers whether to purchase or sell securities for the Fund only to the extent that the Adviser will consider the impact of transaction costs on the Fund's tracking error. Changes in the securities comprising the S&P 500, will tend to increase the
Fund's portfolio turnover rate, as the Investment Adviser restructures the Fund's holdings to reflect the changes in the S&P 500. The portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund's purchases or sales of securities by the average net asset value of the Fund. High portfolio turnover involves correspondingly greater brokerage commissions for the Fund investing in equity securities and other transaction costs which are borne directly by the Fund. A high portfolio turnover rate may also result in the realization of taxable capital gains, including short-term capital gains taxable at ordinary income rates.

Oppenheimer Select Managers - Mercury Advisors S&P 500 Index Fund Oppenheimer Select Managers - Mercury Advisors Focus Growth Fund Oppenheimer Select Managers
- QM Active Balanced Fund Oppenheimer Select Managers - Jennison Growth Fund Oppenheimer Select Managers - Salomon Brothers Capital Fund Oppenheimer Select Managers - Gartmore Millennium Growth Fund


Policies. The composition of each Fund's portfolio and the techniques and strategies that the respective Subadviser (Adviser in the case of the OSM Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth
Fund) may use in selecting portfolio securities will vary over time. The Funds are not required to use all of the investment techniques and strategies described below at all times in seeking their goals. The Funds may use some of the special investment techniques and strategies at some times or not at all.

      |X| Cyclical Opportunities. (All Funds except OSM - Mercury Advisors S&P 500 Index Fund). The Fund's Adviser or the Subadvisers might also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the Adviser or Subadviser believes they have growth potential. For example, when the economy is expanding, companies in the consumer durables and technology sectors might benefit and offer long-term growth opportunities. Other cyclical industries include insurance, for example. Each Fund focuses on seeking growth over the long term, but could seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries.

      |X| Investments in Equity Securities. (All Funds except OSM - Mercury Advisors S&P 500 Index Fund). Each Fund focuses its investments in equity securities, all but the OSM - QM Active Balanced Fund focusing its investments in the equity securities of growth companies. The equity securities each Fund may invest in include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. The OSM Mercury Advisors Focus Growth Fund will invest primarily in the common stocks of companies with large stock market capitalizations (greater than $5 billion). The OSM - QM Active Balanced Fund, the OSM - Salomon Brothers Capital Fund and the OSM - Gartmore Millennium Growth Fund may invest in the stocks of companies of every size - small, medium and large capitalization. The OSM - Jennison Growth Fund will primarily invest in stocks of companies having a market capitalization that exceeds $1 billion. The Funds generally measure a company's market capitalization at the time of investment. However, a Fund is not required to sell securities of an issuer it holds if the issuer's capitalization exceeds the limits described above.


      Each Fund can also invest a portion of its assets in securities of issuers having a market capitalization different from the limits described above. At times, in the Adviser's or Subadviser's view, the market may favor or disfavor securities of issuers of a particular capitalization range. Therefore, although the Fund may normally invest its assets in equity securities of a certain market capitalization, the Fund may change the proportion of its equity investments in securities of different capitalization ranges, based upon the Adviser's or Subadviser's judgment of where the best market opportunities are to seek the Fund's objective.



      Growth companies might be providing new products or services that could enable them to capture a dominant or important market position. They may have a special area of expertise or the capability to take advantage of changes in demographic factors in a more profitable way than larger, more established companies.

      Growth companies tend to retain a large part of their earnings for research, development or investment in capital assets. Therefore, they do not tend to emphasize paying dividends, and may not pay any dividends for some time. They are selected for a Fund's portfolio because the Adviser or Subadviser for the particular Fund believes the price of the stock will increase over the long term.


           |_| Over-the-Counter Securities. (All Funds except OSM - Mercury Advisors S&P 500 Index Fund). Growth companies may offer greater opportunities for capital appreciation than securities of large, more established companies. However, securities of small-cap and mid-cap companies also involve greater risks than securities of larger companies. Securities of small and medium capitalization issuers may trade on securities exchanges or in the over-the-counter market. The over-the-counter markets, both in the U.S. and abroad, may have less liquidity than securities exchanges. That lack of liquidity can affect the price a Fund is able to obtain when it wants to sell a security, because if there are fewer buyers and less demand for a particular security, the Fund might not be able to sell it at an acceptable price or might have to reduce the price in order to dispose of the security.


      In the U.S., the principal over-the-counter market is the NASDAQ Stock Market, Inc., ("NASDAQ") which is regulated by the National Association of Securities Dealers, Inc. It consists of an electronic quotation system for certain securities, and a security must have at least two (2) market makers to be included in NASDAQ. Other over-the-counter markets exist in the U.S., as well as those abroad, wherever a dealer is willing to make a market in a particular security.


           |_| Convertible Securities. (All Funds except OSM - Mercury Advisors S&P 500 Index Fund). Convertible securities are debt securities that are convertible into an issuer's common stock. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of the issuer's bankruptcy or liquidation. Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a "Cash-Settled Convertible") or (ii) a combination of separate securities chosen by the Adviser or Subadviser, as the case may be, in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a "Manufactured Convertible").


           The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security: it will likely sell at a premium over its conversion value, and its price will tend to fluctuate directly with the price of the underlying security.


           While convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents." As a result, the rating assigned to the security has less impact on an Adviser's or Subadviser's investment decision with respect to convertible securities than in the case of non-convertible fixed income securities. To determine whether convertible securities should be regarded as "equity equivalents," the Adviser or Subadvisers examine the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged  for a fixed  number of  shares  of common  stock of the issuer,
(2)          whether the issuer of the  convertible  securities has restated its earnings  per  share  of  common  stock  on a fully  diluted  basis
             (considering   the  effect  of   conversion   of  the   convertible
             securities), and
(3)          the extent to which the  convertible  security  may be a  defensive
             "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.


           As indicated above, synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Adviser or Subadviser, as the case may be, by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income ("fixed income component") or a right to acquire equity securities ("convertible component"). The fixed income component is achieved by investing in non-convertible fixed income securities, such as non-convertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, LEAPS, or other securities with equity conversion features ("equity features") granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

           A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total "market value" of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

           More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Adviser or Subadviser, as the case may be, may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Adviser or Subadviser, as the case may be, may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Adviser or Subadviser, as the case may be, believes such a Manufactured Convertible would better promote the Fund's objective than alternative investments. For example, the Adviser or Subadviser, as the case may be, may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Fund's credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, "combined" to create a Manufactured Convertible. For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

           The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event the Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity and which is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

      |_| Preferred Stock (All Funds except OSM - Mercury Advisors S&P 500 Index
Fund). Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid on the issuer's common stock. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.


      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemptions prior to maturity, which can also have a negative impact on prices when interest rates decline. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.


      |_| Credit Risk.  (All Funds  except OSM - Mercury  Advisors S&P 500 Index
Fund). Convertible securities and debt securities are subject to credit risk. Credit risk relates to the ability of the issuer of a debt security to make interest or principal payments on the security as they become due. If the issuer fails to pay interest, a Fund's income may be reduced and if the issuer fails to repay principal, the value of that bond and of the Fund's shares may be reduced. The Adviser or Subadvisers may rely to some extent on credit ratings by nationally recognized ratings agencies in evaluating the credit risk of securities selected for a Fund's portfolio. It may also use its own research and analysis. Many factors affect an issuer's ability to make timely payments, and the credit risks of a particular security may change over time. The OSM - QM Active Balanced Fund and the OSM - Salomon Brothers Capital Fund may invest in higher-yielding lower-grade debt securities (that is, securities below investment grade), which have special risks. Those are securities rated below the four highest rating categories of S&P or Moody's or equivalent ratings of other rating agencies or ratings assigned to a security by the Adviser or Subadvisers. The QM Active Balanced Fund can invest up to 20% of its total assets in lower-grade debt securities and the OSM - Salomon Brothers Capital Fund can invest up to 20% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the Subadviser.

      |_| Special Risks of Lower-Grade Securities. "Lower-grade" debt securities are those rated below "investment grade" which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by S&P or similar ratings by other rating organizations. If they are unrated, and are determined by the Adviser or Subadviser to be of comparable quality to debt securities rated below investment grade, they are included in the limitation on the percentage of the Fund's assets that can be invested in lower-grade securities.

    Among the special credit risks of lower-grade securities is the greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for insolvency. An overall decline in values in the high yield bond market is also more likely during a period of general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risk of foreign investing discussed in the Prospectus and in this Statement of Additional Information. To the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

    While securities rated "Baa" by Moody's or "BBB" by S&P are investment grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics.


      |_| Interest Rate Risks. In addition to credit risks, convertible debt securities in particular and debt securities in general are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of outstanding debt securities generally rise, and the bonds may sell for more than their face amount. When interest rates rise, the values of outstanding debt securities generally decline, and the bonds may sell at a discount from their face amount. The magnitude of these price changes is generally greater for bonds with longer maturities. Therefore, when the average maturity of a Fund's debt securities is longer, its share price may fluctuate more when interest rates change.

      |_| Rights and Warrants. (All Funds except OSM - Mercury Advisors S&P 500 Index Fund). Each Fund can invest in warrants or rights. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

      |_| Investments in Debt Securities. (All Funds except OSM - Mercury Advisors S&P 500 Index Fund). The Funds may invest in a variety of domestic and foreign debt securities, including corporate bonds, debentures and other debt securities, and foreign and U.S. government securities including mortgage-related securities. The OSM - QM Active Balanced Fund will invest in debt securities to seek investment income as part of its investment objectives. Each Fund might invest in them also to seek capital growth or for liquidity or defensive purposes. Although the OSM - QM Active Balanced Fund will invest at least 25% of its total assets in investment grade debt securities, the Fund currently emphasizes investments in equity securities. Foreign debt securities are subject to the risks of foreign investing described below. In general, domestic and foreign debt securities are also subject to credit risk and interest rate risk.

      |_| Mortgage-Related Securities (OSM - QM Active Balanced Fund, OSM - Salomon Brothers Capital Fund and OSM - Jennison Growth Fund only). Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.


      Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus.


      As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The OSM - QM Active Balanced Fund, OSM - Salomon Brothers Capital Fund and the OSM - Jennison Growth Fund can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.


      In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

      Prepayment  risks can lead to substantial  fluctuations  in the value of a mortgage-related security. In turn, this can affect the value of the Funds' shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Funds paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.

      If interest rates rise rapidly, prepayments may occur at a slower rate than expected and the expected maturity of long-term or medium-term securities could lengthen as a result. That would cause their value and the prices of the Fund's shares to fluctuate more widely in response to changes in interest rates.

      As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

           |_|  Collateralized  Mortgage  Obligations.   CMOs  are  multi-class
bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:
(1) pass-through certificates issued or guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac,
(2)     unsecuritized   mortgage   loans   insured   by  the   Federal   Housing
        Administration or guaranteed by the Department of Veterans' Affairs,
(3) unsecuritized conventional mortgages, (4) other mortgage-related securities, or (5) any combination of these.

      Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.


      |X| U.S. Government Securities (All Funds except OSM - Mercury Advisors S&P 500 Index Fund). These are securities issued or guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as "instrumentalities." The obligations of U.S. government agencies or instrumentalities in which the Funds may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Funds will invest in securities of U.S. government agencies and instrumentalities only if the Adviser or Subadviser is satisfied that the credit risk with respect to such instrumentality is acceptable.


           |_| U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of from one to ten (10) years when issued), and Treasury bonds (maturities of more than ten (10) years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. They also can include U.S. Treasury securities that have been "stripped" by a Federal Reserve Bank, and zero-coupon U.S. Treasury securities.

           |_| Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").


           |_| U.S. Government Mortgage-Related Securities (All Funds except OSM
- Mercury Advisors S&P 500 Index Fund). The Funds can invest in a variety of mortgage-related securities that are issued by U.S. government agencies or instrumentalities, some of which are described below. Mortgage-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, resulting in maturity extensions. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of a Fund.

           |_| Zero-Coupon U.S. Government Securities (All Funds except OSM Mercury Advisors S&P 500 Index Fund). The Funds may buy zero-coupon U.S. government securities. These will typically be U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves, or certificates representing interests in those stripped debt obligations and coupons.


      Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      A Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of the Fund's shares.

      |X| Money Market Instruments (All Funds except OSM - Mercury Advisors S&P 500 Index Fund). The following is a brief description of the types of money market securities the Funds (other than the OSM - Mercury Advisors S&P 500 Index
Fund) can invest in. Those money market securities are high-quality, short-term debt instruments that are issued by the U.S. government, corporations, banks or other entities. They may have fixed, variable or floating interest rates.


           |_| U.S.  Government  Securities.  These include  obligations issued
or   guaranteed   by  the  U.S.   government   or  any  of  its   agencies   or
instrumentalities.


           |_| Bank Obligations. These include time deposits, certificates of deposit and bankers' acceptances. Time deposits, other than overnight deposits, may be subject to withdrawal penalties and, if so, they are deemed "illiquid" investments.

      The Funds can purchase bank obligations that are fully insured by the Federal Deposit Insurance Corporation ("FDIC"). The FDIC insures the deposits of member banks up to $100,000 per account. Insured bank obligations may have a limited market and a particular investment of this type may be deemed "illiquid" unless the Adviser or Subadviser, as the case may be, determines that a readily-available market exists for that particular obligation, or unless the obligation is payable at principal amount plus accrued interest on demand or within seven (7) days after demand.

           |_| Commercial Paper. Each Fund can invest in commercial paper if it is rated within the top two (2) rating categories of S&P and Moody's. If the paper is not rated, it may be purchased if issued by a company having a credit rating of at least "AA" by S&P or "Aa" by Moody's.


      The Funds can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Funds.

           |_| Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by each of the Funds at varying rates of interest under direct arrangements between each of the Funds, as lender, and the borrower. They permit daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

      Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Funds' right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

      Each of the Funds has no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Adviser or Subadviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by each of the Funds in illiquid securities, described in the Prospectus.

      |X| Portfolio Turnover. "Portfolio turnover" describes the rate at which a Fund traded its portfolio securities during its last fiscal period. For example, if a Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Each Fund's portfolio turnover rate will fluctuate from year to year. Each of the Funds, except the OSM Mercury Advisors S&P 500 Index Fund, may have a portfolio turnover rate of more than 100% annually.

      Increased portfolio turnover creates higher brokerage and transaction costs for a Fund, which can reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since each Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its objective, each Fund from time to time can use the types of investment strategies and investments described below. They are not required to use all of these strategies at all times, and at times may not use them.


      |X| Foreign Securities (All Funds). Each Fund can invest in foreign securities. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments that are traded on foreign securities exchanges or in foreign over-the-counter markets. Each Fund can purchase equity and debt securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued by foreign corporations, or that are issued or guaranteed by certain supranational entities (described below), or foreign governments or their agencies or instrumentalities. These include securities issued by U.S. corporations denominated in non-U.S. currencies. In normal market conditions the Funds do not expect to hold significant amounts of foreign debt securities.


      Securities of foreign issuers that are represented by American Depository Receipts ("ADRs") or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of each Fund's investment allocations. That is because they are not subject to some of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Each Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.


      The OSM - Mercury Advisors Focus Growth Fund and the OSM - Jennison Growth Fund may invest in the securities of foreign issuers in the form of ADRs,
European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets, and EDRs, which are issued in bearer form, are designed for use in European securities markets. The OSM - Mercury Advisors Focus Growth Fund may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.


      ADR  facilities  may  be  either  "sponsored"  or  "un-sponsored."   While
sponsored and un-sponsored ADR facilities are similar, distinctions exist between the rights and duties of ADR holders and market practices. Sponsored facilities have the backing or participation of the underlying foreign issuers. Un-sponsored facilities do not have the participation by or consent of the issuer of the deposited shares. Un-sponsored facilities usually request a letter of non-objection from the issuer. Holders of un-sponsored ADRs generally bear all the costs of such facility. The costs of the facility can include deposit and withdrawal fees, currency conversion and other service fees. The depository of an un-sponsored facility may not have a duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of un-sponsored ADRs do not have an obligation to disclose material information about the foreign issuers in the U.S. As a result, the value of the un-sponsored ADR may not correlate with the value of the underlying security trading abroad or any material information about the security or the issuer disseminated abroad. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. The sponsored agreement also allocates fees among the parties. Most sponsored agreements provide that the depository will distribute shareholder notices, voting instructions and other communications.

           |_| Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater  volatility  and less  liquidity  on foreign  markets than in the
        U.S.;
o less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o       possibilities in some countries of expropriation, confiscatory taxation,
        political,   financial  or  social  instability  or  adverse  diplomatic developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

      In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

        Special  Risks of Emerging  Markets.  Emerging and  developing  markets abroad may
also offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.


         |_| Risks of Conversion to Euro. On January 1, 1999, eleven countries in the European Union adopted the Euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lire) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect a Fund operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:

      o issuers in which the Fund invests, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress securities values. o vendors the Fund depends on to carry out its business, such as its Custodian (which holds the foreign securities the Fund buys), the Adviser or Subadviser (which must price the Fund's investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Fund. o exchange contracts and derivatives that are outstanding during the transition to the euro.

      The lack of currency rate calculations between the affected currencies and the need to update the Fund's contracts could pose extra costs to the Fund.

      |X| Investing in Small, Unseasoned Companies (All Funds). Each Fund can invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three (3) years, including the operations of any predecessors. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price a Fund might be able to obtain for them. Other investors that own a security issued by a small, unseasoned issuer for which there is limited liquidity might trade the security when a Fund is attempting to dispose of its holdings of that security. In that case the Fund might receive a lower price for its holdings than might otherwise be obtained. These are more speculative securities and can increase the Funds' overall portfolio risks.

      |X| Real Estate Investment Trusts (All Funds). Each Fund may invest in equity Real Estate Investment Trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. Equity REITs may also include operating or financing companies. Equity REITs own real estate directly and the value of, and income earned by, the Fund depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code, and failing to maintain exemption from the 1940 Act. Because REITs normally pay on advisory fee and other expenses, a shareholder in these Funds may be subject to duplicative fees and expenses.

      |X| Firm Commitments and When-Issued Securities (All Funds). Each Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an individual loss at the time of delivery. The Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets decline, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

      |X| Repurchase Agreements and Purchase and Sale Contracts (All Funds). Each Fund may invest in securities pursuant to repurchase agreements and each Fund other than the OSM - Mercury Advisors S&P 500 Index Fund may invest in purchase and sale contracts. Under a repurchase agreement or a purchase and sale contract, the seller agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the price at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Trust's Board of Trustees from time to time. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. While the substance of purchase and sale contracts is similar to repurchase agreements, because of the different treatment with respect to accrued interest and additional collateral, Fund management believes that purchase and sale contracts are not repurchase agreements as such term is understood in the banking and brokerage community. The Fund may not invest more than 15% of its net assets in repurchase agreements or purchase and sale contracts maturing in more than seven (7) days together with all other illiquid investments.

      |X| Illiquid and Restricted Securities (All Funds). Each Fund may purchase illiquid or restricted securities. Under the policies and procedures established by the Funds' Board of Trustees (or, in the case of OSM - Mercury Advisors S&P 500 Index Fund and OSM - Mercury Advisors Focus Growth Fund, the Board of Trustees of the applicable Master Fund), the Adviser or Subadviser determines the liquidity of certain of a Fund's investments. To enable a Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, as amended (the "Securities Act") that Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by a Fund with the issuer at the time a Fund buys the securities. When a Fund must arrange registration because a Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that a Fund could sell it. A Fund would bear the risks of any downward price fluctuation during that period.


      Each Fund can also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Funds' ability to dispose of the securities and might lower the amount a Fund could realize upon the sale.


      Each Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions are not fundamental policies and do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act, if those securities have been determined to be liquid by the Adviser or Subadviser under Board-approved guidelines (or, in the case of OSM - Mercury Advisors S&P 500 Index Fund and OSM - Mercury Advisors Focus Growth
Fund,  guidelines  approved by the Board of Trustees  of the  applicable  Master
Fund). Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, each of a Fund's holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven (7) days.

      |X| 144A Securities (All Funds). Each Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board of Trustees (or, in the case of OSM - Mercury Advisors S&P 500 Index Fund and OSM - Mercury Advisors Focus Growth Fund, the Board of Trustees of the applicable Master Fund) has determined to treat as liquid Rule 144A securities in accordance with the policies and procedures adopted by the relevant Fund's Board of Trustees. The Board of Trustees has adopted guidelines and delegated to the Adviser or Subadviser, as the case may be, the daily function of determining and monitoring liquidity of restricted securities. The relevant Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the relevant Board of Trustees will carefully monitor investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

      |X| Loans of Portfolio Securities (All Funds). To raise cash for liquidity purposes, each Fund can lend its portfolio securities to brokers, dealers and other types of financial institutions approved by the Funds' Board of Trustees. These loans are limited to not more than 25% of the value of a Fund's total assets (33 1/3% for the OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund). Each Fund except the OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund, currently does not intend to engage in loans of securities, but if it does so, such loans will not likely exceed 5% of each of the Fund's total assets.


      There are some risks in connection with securities lending. A Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. A Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. Government or its agencies or instrumentalities, or other cash equivalents in which a Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, a Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. A Fund may also pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of each Fund's loans must meet applicable tests under the Internal Revenue Code and must permit each Fund to reacquire loaned securities on five (5) days' notice or in time to vote on any important matter.

      |X| Short Sales (OSM - Gartmore Millennium Growth Fund and OSM - Mercury Advisors S&P 500 Index Fund). Generally, to complete a short sale transaction, the Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The price at the time of replacement may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will
(a) maintain in a segregated account with its custodian cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover its short position.


      |X| Borrowing for Leverage (All Funds). Each Fund has the ability to borrow up to 33 1/3% of the value of its total assets from banks on an unsecured basis to invest the borrowed funds in portfolio securities. This speculative technique is known as "leverage." A Fund may borrow only from banks. Under current regulatory requirements, borrowings can be made only to the extent that the value of a Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If the value of a Fund's assets fails to meet this 300% asset coverage requirement, a Fund will reduce its bank debt within three (3) days to meet the requirement. To do so, a Fund might have to sell a portion of its investments at a disadvantageous time.


      A Fund will pay interest on these loans, and that interest expense will raise the overall expenses of that Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. Additionally, a Fund's net asset value per share might fluctuate more than that of funds that do not borrow. Currently, each Fund does not contemplate using this technique, but if it does so, it will not likely do so to a substantial degree.

Non-Diversification. The OSM - Salomon Brothers Capital Fund, the OSM Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund are classified as "non-diversified" funds under the 1940 Act, which means that each such Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Each Fund, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code in order to continue to qualify as a regulated investment company. To the extent those Funds invest a greater proportion of their assets in the securities of a smaller number of issuers, those Funds may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified fund and may be subject to greater risk of loss with respect to its portfolio.


      |X| Derivatives (All Funds). Each Fund can invest in a variety of derivative investments to seek income for liquidity needs or for bona fide hedging purposes, including anticipatory hedging. Some derivative investments a Fund can use are the hedging instruments described below in this Statement of Additional Information. However, each Fund except for the OSM - Gartmore Millennium Growth Fund and the OSM - Salomon Brothers Capital Fund does not use, and does not currently contemplate using, derivatives or hedging instruments to a significant degree and each Fund is not obligated to use them in seeking its objective. The OSM - Gartmore Millennium Growth Fund may invest without limit in derivative investments.


      Some of the derivative investments a Fund can use include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Adviser or Subadviser expected.


      |X| Investment in Other Investment Companies. Each Fund except the OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund can invest up to 10% of its total assets in shares of other investment companies. They can invest up to 5% of their total assets in any one investment company, but cannot own more than 3% of the outstanding voting securities of that investment company. These limitations do not apply to shares acquired in a merger, consolidation, reorganization or acquisition. The OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund are feeder funds that invest 100% of their assets in a corresponding master fund, which is a registered investment company. The Master Funds can also invest their assets in shares of investment companies when permitted by applicable law.


      Investment in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act. Each Fund does not intend to invest in other investment companies unless the Adviser or Subadviser believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder in an investment company, a Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, that Fund would bear its own management fees and other expenses.


      |X| Hedging (All Funds). Although each Fund does not anticipate the extensive use of hedging instruments, each Fund can use hedging instruments. They are not required to do so in seeking their goal. To attempt to protect against declines in the market value of a Fund's portfolio, to permit a Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, each Fund could:

      |_|  sell futures contracts,
      |_| buy puts on such futures or on securities, or |_| write covered calls on securities or futures. Covered calls can also be used to seek income, but the Adviser or Subadviser does not expect to engage extensively in that practice.

      A Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case a Fund would normally seek to purchase the securities and then terminate that hedging position. A Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so a Fund could:
      |_| buy futures, or
      |_| buy calls on such futures or on securities.

      Each Fund's strategy of hedging with futures and options on futures will be incidental to each Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. A Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with each Fund's investment objective and are permissible under applicable regulations governing each Fund. Each Fund will utilize segregated accounts in connection with their purchase of hedging instruments in appropriate cases.

      |_| Futures.  Each Fund can buy and sell futures  contracts that relate to
(1) broadly based securities indices, stock index futures and bond index futures, (2) debt securities (these are referred to as "interest rate futures"),
(3) foreign currencies (these are referred to as "forward contracts"), and (4) commodities (these are referred to as "commodity futures").

      A broadly-based stock index is used as the basis for trading stock index futures. In some cases stock indices may be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. These contracts obligate the seller to deliver, and the purchaser to take cash to settle the futures obligation. There is no delivery of the underlying securities to settle the obligation. An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.


    Each Fund can invest a portion of its assets in commodity futures contracts. Commodity futures may be based upon commodities within five (5) main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. A Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five (5) main commodity groups and the individual commodities within each group, as well as other types of commodities.


      No money is paid or received by a Fund on the purchase or sale of a future. Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with each Fund's Custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on each Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, a Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions (except forward contracts) are effected through a clearinghouse associated with the exchange on which the contracts are traded.

           |_| Put and Call Options. Each Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). Each Fund can buy and sell exchange-traded and over-the-counter put and call options, including options on indices, securities, currencies, commodities and futures.


           |_| Writing Covered Call Options. Each Fund can write (that is, sell) covered calls. If a Fund sells a call option, it must be covered, other than with respect to closing transactions. That means a Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating liquid assets to enable a Fund to satisfy its obligations if the call is exercised.


      When a Fund writes a call, it receives cash (a premium). In the case of a call on a security, a Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The exercise price may differ from the market price of the underlying security. A Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

    When a Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium.


      With respect to the OSM - QM Active Balanced Fund, OSM - Jennison Growth Fund, OSM - Salomon Brothers Capital Fund and OSM - Gartmore Millennium Growth Fund, the Custodian, or a securities depository acting for the Custodian, will act as the escrow agent for OSM - QM Active Balanced Fund, OSM - Jennison Growth Fund, OSM - Salomon Brothers Capital Fund and OSM - Gartmore Millennium Growth Fund, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which each such Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when a Fund enters into a closing transaction.


      To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. A Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for Federal income tax purposes, as are the premiums on lapsed calls. When distributed by a Fund they are taxable as ordinary income. If a Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      Each Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, a Fund must cover the call by segregating an equivalent dollar amount of liquid assets. A Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would a Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by each Fund's hedging policies.
           |_| Writing Put Options. Each Fund can sell put options. A put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.


      If a Fund sells a put option, it must be covered by segregated liquid assets, other than with respect to closing transactions. The premium a Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price of the put. However, a Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a Fund writes a put that expires unexercised, a Fund realizes a gain in the amount of the premium less transaction costs. If the put is exercised, a Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, a Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.


      When writing a put option on a security, to secure its obligation to pay for the underlying security a Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying security. A Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

      As long as a Fund's obligation as the put writer continues, it may be assigned an exercise notice by the exchange or broker-dealer through which the put was sold. That notice will require a Fund to exchange currency (for a put written on a currency) at the specified rate of exchange or to take delivery of the underlying security and pay the exercise price. A Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before a Fund receives an exercise notice, a Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once a Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      Each Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will permit a Fund to write another put option on the security or to sell the security and use the proceeds from the sale for other investments. A Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by a Fund, are taxable as ordinary income.

           |_| Purchasing Calls and Puts. Each Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If a Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.


      Each Fund other than the OSM - Mercury Advisors S&P 500 Index Fund can buy puts whether or not it holds the underlying investment in its portfolio. The Mercury S&P 500 Index Fund can buy put options on securities held in its portfolio or securities indices the performance of which is substantially replicated by securities held in its portfolio. When a Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.


      Buying a put on securities or futures a Fund owns enables that Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

      Buying a put on an investment a Fund does not own permits that Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.


      When a Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to that Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.


           |_| Buying and Selling Options on Foreign Currencies. Each Fund except the OSM - Mercury Advisors S&P 500 Index Fund can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. A Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities a Fund wants to acquire.

      If the Adviser or Subadviser anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Adviser or Subadviser anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call a Fund writes on a foreign currency is "covered" if that Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its Custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

      A Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which it owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, the Fund covers the option by maintaining cash, U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option, in a segregated account with that Fund's Custodian bank.

      |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Adviser or Subadviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a Fund's return. A Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      A Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by a Fund might cause it to sell related portfolio securities, thus increasing its turnover rate. The exercise by a Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within a Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      A Fund could pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by a Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of a Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of a Fund's securities. For example, it is possible that while a Fund has used hedging instruments in a short hedge, the market may advance and the value of the securities held in that Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of a Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, a Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      A Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when a Fund does so the market might decline. If a Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

      |_| Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. A Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that it has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. Each Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. Each Fund may also use "cross-hedging" where it hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      A Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      A Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When a Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When a Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, a Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

      Each Fund will cover its short positions in these cases by identifying to its Custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. A Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction costs, a Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, a Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Adviser or Subadviser might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce a Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring a Fund to sell a currency, it might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative a Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

           |_| Swap Transactions. Each Fund (other than the OSM - Mercury Advisors S&P 500 Index Fund) can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. A Fund can enter into swaps only on securities that it owns. A Fund will not enter into swaps with respect to more than 25% of its total assets. Also, a Fund will segregate liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by a Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Adviser or Subadviser will monitor the creditworthiness of counterparties to a Fund's interest rate swap transactions on an ongoing basis.

      Each Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."


      The OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Salomon Brothers Capital Fund are authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of securities or equity index. Swap agreements may also be used to obtain exposure to a security or market without owning or taking physical custody of securities. The Fund will enter into an equity swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Fund is a party would not exceed 5% of the Fund's net assets.

      |_| Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives. Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Adviser or Subadviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

      Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.
The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third party guaranty or other credit enhancement.


      |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, a Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, a Fund is exempted from registration with the CFTC as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of a Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, a Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of its net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, a Fund must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by a Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as a Fund (or an adviser that is an affiliate of a Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when a Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

      |_| Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which a Fund may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by a Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by a Fund to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts a Fund enters into may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by a Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and
(2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of a Fund's investment income available for distribution to its shareholders.


      |X| Temporary Defensive Investments. When market conditions are unstable, or the Adviser or Subadviser believes it is otherwise appropriate to reduce holdings in stocks, a Fund (except for the OSM - Mercury Advisors S&P 500 Index
Fund) can invest in a variety of debt securities for defensive purposes. A Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. A Fund can buy:

      |_|  high-quality,  short-term money market instruments,  including those issued by the U. S. Treasury or other government agencies,
|_|   commercial paper (short-term,  unsecured, promissory notes of domestic or foreign companies),
|_| short-term debt obligations of corporate issuers, |_| certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations, and

      |_|  repurchase agreements and purchase and sale agreements.


      Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that each Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
      |_| 67% or more  of the  shares  present  or  represented  by  proxy  at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
      |_|       more than 50% of the outstanding shares.


      The investment objectives of the OSM - Mercury Advisors Focus Growth Fund, OSM - Jennison Growth Fund, OSM - QM Active Balanced Fund and the OSM - Salomon Brothers Capital Fund are fundamental policies. The investment objectives of the OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Gartmore Millennium Growth Fund are non-fundamental policies. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Funds' Board of Trustees can change non-fundamental policies without shareholder approval. The Board of Trustees of the Master Funds in which the OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund invest can change non-fundamental policies of the respective Master Fund without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. Each Fund's most significant investment policies are described in the Prospectus.


      |X| Do the Funds Have Additional Fundamental Policies?

      OSM - Mercury Advisors S&P 500 Index Fund - The following investment restrictions are fundamental policies of OSM - Mercury Advisors S&P 500 Index Fund. Provided that none of the following restrictions shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure), the Fund may not:

1. Make any investment inconsistent with the Fund's classification as a non-diversified company under the Investment Company Act.

2. Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities); provided, that in replicating the weighting of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry.

3. Make investments for the purpose of exercising control or management.

4. Purchase or sell real estate, except that, to the extent permitted by law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Registration Statement, as it may be amended from time to time.

6. Issue senior securities to the extent such issuance would violate applicable law.

7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's registration statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.


      With respect to the Fund's fundamental restriction on purchasing securities on margin, the Fund is currently prohibited by law from purchasing securities on margin and will not do so unless current law changes. In addition, although the Fund is classified as a non-diversified fund under the Investment Company Act and is not subject to the diversification requirements of the Investment Company Act, the Fund is required to comply with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code"). These requirements include limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets are invested in the securities of a single issuer, or any two (2) or more issuers which are controlled by the Fund and engaged in the same, similar or related businesses, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets are invested in securities of a single issuer, and the Fund does not own more than 10% of the outstanding voting securities of a single issuer. The U.S. Government, its agencies and instumentalities and other regulated investment companies are not included within the definition of "issuer" for purposes of the diversification requirements of the Code.

      The applicable Master Fund has adopted investment restrictions substantially identical to the foregoing, which are fundamental policies of the Master Fund and may not be changed without the approval of the holders of a majority of the interests of the Master Fund.


      In addition, the Fund has adopted non-fundamental restrictions that may be changed by the Trustees without shareholder approval. Like the fundamental restrictions, none of the non-fundamental restrictions, including but not limited to restriction (a) below, shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure). Under the non-fundamental investment restrictions, the Fund may not:

(a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds"
        provisions) of the Investment Company Act, at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.


(b) Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party because of a lack of an active trading market, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven (7) days or securities that the Trustees have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Trustees are not subject to the limitations set forth in this investment restriction.


(c) Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options and futures.


      In addition to the non-fundamental investment restrictions listed above notwithstanding fundamental restriction 9 listed above, as a non-fundamental investment restriction the Fund will not change fundamental restriction 9 without first obtaining shareholder approval. If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except for the Fund's policies on borrowing and illiquid securities).


      The Master Fund has adopted investment restrictions substantially identical to the foregoing, which are non fundamental policies of the Master Fund and may be changed by the Trustees of the Master Fund without shareholder approval.


      The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund and Master Fund have adopted an investment policy pursuant to which neither the Fund nor the Master Fund will purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund or the Master Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund or the Master Fund and margin deposits on the Fund's or the Master Fund's existing OTC options on futures contracts exceeds 15% of the net assets of the Fund or the Master Fund taken at market value, together with all other assets of such Fund or the Master Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund or the Master Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund or the Master Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund or the Master Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund or the Master Fund and may be amended by the Trustees or the Directors without the approval of the shareholders. However, the Trustees will not change or modify this policy prior to the change or modification by the Commission staff of its position.


      Rule 10f-3 under the Investment Company Act sets forth the conditions under which the Master Fund may purchase from an underwriting syndicate in which Merrill Lynch is a member. Otherwise, the Fund and the Master Fund are prohibited from engaging in portfolio transactions with Merrill Lynch or its affiliates acting as principal without an exemptive order. See "Portfolio Transactions and Brokerage."

      OSM - Mercury Advisors Focus Growth Fund - The following investment restrictions are fundamental policies of OSM - Mercury Advisors Focus Growth Fund. Unless otherwise provided, all references to the Fund's assets below are in terms of current market value. Provided that none of the following restrictions shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure), the Fund may not:

1. Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

2. Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

      Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements, purchase and sale contracts or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

5. Issue senior securities to the extent such issuance would violate applicable law.

6. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.


7. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.


8. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.


      The applicable Master Fund in which the Fund invests has adopted investment restrictions substantially identical to the foregoing, which are fundamental policies of the Master Fund and may not be changed with respect to the Master Fund without the approval of the holders of a majority of the interests of the Master Fund.

      In addition, the Fund has adopted non-fundamental restrictions that may be changed by the Board of Trustees of the Fund without shareholder approval. Like the fundamental restrictions, none of the non-fundamental restrictions, including but not limited to restriction (1) below, shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure). The applicable Master Fund has adopted investment restrictions substantially identical to the following, which are non-fundamental policies of the Master Fund and may be changed by the Trustees of the Master Fund without shareholder approval. Under the non-fundamental investment restrictions, the Fund may not:


1. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.

2. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

      Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven
        (7) days or securities that the Trustees of the Fund have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Board of Trustees of the Fund are not subject to the limitations set forth in this investment restriction.

4. Notwithstanding fundamental investment restriction (6) above, borrow money or pledge its assets, except that the Fund (a) may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemption in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowing, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and
        (c) may purchase securities on margin to the extent permitted by applicable law. However, at the present time, applicable law prohibits the Fund from purchasing securities on margin. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while a borrowing is outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk and borrowed funds are subject to interest costs which will reduce net income. The Fund will not purchase securities while borrowing exceeds 5% of its total assets.

      The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund and the Master Fund have adopted an investment policy pursuant to which neither the Fund nor the Master Fund will purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund or the Master Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund or the Master Fund and margin deposits on the Fund's or the Master Fund's existing OTC options on financial futures contracts exceeds 15% of the net assets of the Fund or the Master Fund, taken at market value, together with all other assets of the Fund or the Master Fund that are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund or the Master Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund or the Master Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund or the Master Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund or the Master Fund and may be amended by the Board of Trustees of the Fund or the Board of Trustees of the Master Fund without the approval of the Fund's shareholders. However, the Trustees will not change or modify this policy prior to the change or modification by the Commission staff of its position.

      In addition, as a non-fundamental policy that may be changed by the Board of Trustees and to the extent required by the Commission or its staff, the Fund will, for purposes of fundamental investment restrictions (1) and (2), treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

      As another non-fundamental policy, the Fund will not invest in securities that are (a) subject to material legal restrictions on repatriation of assets or
(b) cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sales contracts maturing in more than seven (7) days, if, regarding all such securities, more than 15% of its net assets, taken at market value would be invested in such securities.


      Because of the affiliation of Merrill Lynch with Mercury Advisors, the Master Fund is prohibited from engaging in certain transactions involving
Merrill Lynch or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order the Master Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal. Rule 10f-3 under the Investment Company Act sets forth the conditions under which the Master Fund may purchase from an underwriting syndicate in which Merrill Lynch is a member.


      OSM - QM Active Balanced Fund, OSM - Jennison Growth Fund, OSM - Salomon Brothers Capital Fund and OSM - Gartmore Millennium Growth Fund - The following investment restrictions are fundamental policies of the OSM - QM Active Balanced Fund, OSM - Jennison Growth Fund, OSM - Salomon Brothers Capital Fund and the OSM - Gartmore Millennium Growth Fund.


      |_| The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of the Fund's total assets (50% of the OSM - Salomon Brothers Capital Fund's total assets). The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.

      |_| The Fund cannot invest in physical  commodities or physical  commodity contracts. However, the Fund can buy and sell hedging instruments to the extent specified in its Prospectus and this Statement of Additional Information from time to time. The Fund can also buy and sell options, futures, securities or other instruments backed by, or the investment return from which, is linked to changes in the price of, physical commodities.
|_| The Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments, loan participations or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, and (d) through repurchase agreements.
|_| The Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. The Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940.
|_| The Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in companies in any one industry.
      |_| The Fund cannot underwrite securities of other companies.  A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
|_| The Fund cannot invest in real estate or in interests in real estate. However, the Fund can purchase readily-marketable securities of companies holding real estate or interests in real estate.
|_| The Fund cannot issue "senior securities." However, that restriction does not prohibit the Fund from borrowing money subject to the provisions set forth in this Statement of Additional Information, or from entering into margin, collateral or escrow arrangements permitted by its other investment policies.

      |X| Do the Funds Have Any Restrictions That Are Not Fundamental? Each Fund has a number of other investment restrictions that are not fundamental policies, which means that they can be changed by vote of a majority of a Fund's Board of Trustees without shareholder approval.

|_| A Fund cannot invest in companies for the purpose of acquiring control or management of them.
|_| A Fund cannot pledge, mortgage or hypothecate any of its assets. However, this does not prohibit the escrow arrangements contemplated by writing covered call options or other collateral or margin arrangements in connection with any of the hedging instruments permitted by any of its other investment policies.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. A Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.


      For purposes of a Fund's policy not to concentrate its investments as described above, a Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. That is not a fundamental policy.


How the Funds are Managed


Organization and History. Oppenheimer Select Managers (the "Trust") is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trust was organized as a Massachusetts business trust on November 10, 2000.


      The Trust and each series of the Trust is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee each Fund's activities, review its performance, and review the actions of the Adviser and Subadvisers. Although each Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust.

      |X| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of each Fund into two (2) or more classes. The Board has done so, and each Fund currently has five (5) classes of shares: Class A, Class B, Class C, Class N and Class Y. All classes invest in the same investment portfolio. Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o may have separate voting rights on matters in which interests of one class are different from interests of another class, and o votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      The Trustees are authorized to create new series and classes of shares. The Trustees may reclassify unissued shares of a Fund into additional series or classes of shares. The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in a Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      Meetings of  Shareholders.  As a Massachusetts  business trust, the Trust and each series
of the Trust is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Trust and each series of the Trust will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make each Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six (6) months and must hold shares of a Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.


      |X| Shareholder and Trustee Liability. The Trust's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Trust's and each Fund's obligations. It also provides for indemnification and reimbursement of expenses out of a Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, a Fund shall assume the defense of any claim made against a shareholder for any act or obligation of a Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Trust) to be held personally liable as a "partner" under certain circumstances. However, the risk that a shareholder will incur financial loss from being held liable as a "partner" of a Fund is limited to the relatively remote circumstances in which a Fund would be unable to meet its obligations.

      A Fund's contractual arrangements state that any person doing business with the Trust (and each shareholder of a Fund) agrees under its Declaration of Trust to look solely to the assets of a Fund for satisfaction of any claim or demand that may arise out of any dealings with a Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Funds. The Funds' Trustees and officers and their principal occupations and business affiliations and occupations during the past five (5) years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Trustees are Trustees or Directors of the following Oppenheimer funds:

Oppenheimer Cash Reserves        Oppenheimer Select Managers
                                 Oppenheimer  Senior  Floating Rate
Oppenheimer Champion Income Fund Fund
Oppenheimer Capital Income Fund  Oppenheimer Strategic Income Fund
                                 Oppenheimer   Total  Return  Fund,
Oppenheimer High Yield Fund      Inc.
Oppenheimer  International  Bond
Fund                             Oppenheimer Variable Account Funds
Oppenheimer Integrity Funds      Panorama Series Fund, Inc.
Oppenheimer         Limited-Term
Government Fund                  Centennial America Fund, L. P.
Oppenheimer  Main Street  Funds, Centennial  California  Tax Exempt
Inc.                             Trust
Oppenheimer      Main     Street
Opportunity Fund                 Centennial Government Trust
Oppenheimer  Main  Street  Small
Cap Fund                         Centennial Money Market Trust
                                 Centennial  New  York  Tax  Exempt
Oppenheimer Municipal Fund       Trust
Oppenheimer Real Asset Fund      Centennial Tax Exempt Trust


    Ms. Macaskill and Messrs. Bishop, Wixted, Donohue, Farrar and Zack, who are officers of the Funds, respectively hold the same offices of the other Oppenheimer funds listed above. As of the date of this Statement of Additional Information, OppenheimerFunds, Inc. is the sole shareholder of each class of shares of each Fund. The Trustees and the officers of the Funds as a group owned less than 1% of the outstanding shares of each of the Funds.





James C. Swain*, Chairman, Chief Executive Officer and Trustee, Age: 67 6803 South Tucson Way, Englewood, Colorado 80112 Vice Chairman of OppenheimerFunds, Inc. (the "Manager") (since September 1988); formerly President and a director of Centennial Asset Management Corporation, a wholly-owned subsidiary of the Manager and Chairman of the Board of Shareholder Services, Inc., a transfer agent subsidiary of the Manager.


Bridget A. Macaskill*, President and Trustee, Age: 51.
Two World Trade Center, New York, New York 10048-0203
Chairman (since August 2000), Chief Executive Officer (since September 1995) and a director (since December 1994) of the Manager; President (since September
1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President, Chief Executive Officer and a director (since March 2000) of OFI Private Investments, Inc., an investment adviser subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September 1995), transfer agent subsidiaries of the Manager; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; a director of HarbourView Asset Management Corporation
(since July 1991) and of Oppenheimer  Real Asset  Management,  Inc.  (since July
1996),  investment adviser  subsidiaries of the Manager; a director (since April
2000) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director of Prudential Corporation plc (a U.K. financial service company); President and a trustee of other Oppenheimer funds; formerly President of the Manager (June 1991 - August 2000).


William L. Armstrong, Trustee, Age: 63.
11 Carriage Lane, Littleton, Colorado 80121
Chairman of the following private mortgage banking companies: Cherry Creek Mortgage Company (since 1991), Centennial State Mortgage Company (since 1994), The El Paso Mortgage Company (since 1993), Transland Financial Services, Inc. (since 1997); Chairman of the following private companies: Frontier Real Estate, Inc. (residential real estate brokerage) (since 1994), Frontier Title (title insurance agency) (since 1995), Great Frontier Insurance (insurance agency) (since 1995) and Ambassador Media Corporation (since 1984); Director of the following public companies: Storage Technology Corporation (computer equipment company) (since 1991), Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), UNUMProvident (insurance company) (since 1991); formerly Director of International Family Entertainment (television channel) (1992 -
1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991-1995); formerly U.S. Senator (January 1979-January 1991).

Robert G. Avis*, Trustee, Age: 69.
10369 Clayton Road, St. Louis, Missouri 63131
Director and President of A.G. Edwards Capital, Inc. (General Partner of private equity funds), formerly, until March 2000, Chairman, President and Chief Executive Officer of A.G. Edwards Capital, Inc.; formerly, until March 1999, Vice Chairman and Director of A.G. Edwards, Inc. and Vice Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary); until March 1999, Chairman of A.G. Edwards Trust Company and A.G.E. Asset Management (investment adviser); until March 2000, a Director of A.G. Edwards & Sons and A.G. Edwards Trust Company.
George C. Bowen, Trustee, Age: 64. 9224 Bauer Ct., Lone Tree, Colorado 80124 Formerly (until April 1999) Mr. Bowen held the following positions: Senior Vice President (from September 1987) and Treasurer (from March 1985) of the Manager; Vice President (from June 1983) and Treasurer (since March 1985) of OppenheimerFunds, Distributor, Inc., a subsidiary of the Manager and the Fund's Distributor; Senior Vice President (since February 1992), Treasurer (since July 1991), Assistant Secretary and a director (since December 1991) of Centennial Asset Management Corporation; Vice President (since October
1989) and Treasurer (since April 1986) of HarbourView Asset Management Corporation; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August
1978) and Secretary (since April 1981) of Shareholder Services, Inc.; Vice President, Treasurer and Secretary of Shareholder Financial Services, Inc. (since November 1989); Assistant Treasurer of Oppenheimer Acquisition Corp. (since March 1998); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Treasurer of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997).

Edward L. Cameron, Trustee, Age: 62.
Spring Valley Road, Morristown, New Jersey 07960
Formerly  (from  1974-1999)  a  partner  with   PricewaterhouseCoopers  LLC  (an
accounting firm) and Chairman, Price Waterhouse LLP Global Investment Management Industry Services Group (from 1994-1998).

Jon S. Fossel, Trustee, Age: 58
810 Jack Creek Road, Ennis, Montana 59729
Formerly  (until  October  1995)  Chairman  and  a  director  of  the  Manager;
President  and  a  director  of  Oppenheimer  Acquisition  Corp.,   Shareholder
Services, Inc. and Shareholder Financial Services, Inc.

Sam Freedman, Trustee, Age: 60.
4975 Lakeshore Drive, Littleton, Colorado 80123
Formerly (until October 1994) Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of Shareholder Services, Inc., Chairman, Chief Executive Officer and director of Shareholder Financial Services, Inc., Vice President and director of Oppenheimer Acquisition Corp. and a director of OppenheimerFunds, Inc.

Raymond J. Kalinowski, Trustee, Age: 71.
44 Portland Drive, St. Louis, Missouri 63131
Formerly a director of Wave Technologies International, Inc. (a computer products training company), self-employed consultant (securities matters).

C. Howard Kast, Trustee, Age: 78.
2552 East Alameda, Denver, Colorado 80209
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Trustee, Age: 79.
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

F. William Marshall, Jr., Trustee, Age: 58.
87 Ely Road, Longmeadow, MA  01106
Formerly (until 1999) Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank); President, Chief Executive Officer and Director of SIS Bankcorp, Inc. and SIS Bank (formerly Springfield Institution for Savings) (1993-1999); Executive Vice President (until 1999) of Peoples Heritage Financial Group, Inc.; Chairman and Chief Executive Office of Bank of Ireland First Holdings, Inc. and First New Hampshire Banks (1990-1993); Trustee (since 1996) of MassMutual Institutional Funds and of MML Series Investment Fund (open-end investment companies).


Andrew J. Donohue, Secretary, Age: 50.
Two World Trade Center, New York, New York 10048-0203

Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a director (since September 1995) of the Manager; Executive Vice President (since September 1993) and a director (since January 1992) of OppenheimerFunds Distributor, Inc.; Executive Vice President, General Counsel and a director (since September 1995) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March 2000), and of PIMCO Trust Company (since May 2000); President and a director of Centennial Asset Management Corporation, a subsidiary of the Manager) (since September 1995) and of Oppenheimer Real Asset Management, Inc. (since July 1996); Vice President and a director (since September 1997) of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc; a director (since April 2000) of OppenheimerFunds Legacy Program; General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; an officer of other Oppenheimer funds.


Robert Bishop, Assistant Treasurer, Age: 41.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund
Controller for the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 34.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Brian W. Wixted, Treasurer, Age: 40.
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since April 1999) of the Manager; Treasurer of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since April 1999); Assistant Treasurer of Oppenheimer Acquisition Corp. (since April 1999); Assistant Secretary of Centennial Asset Management Corporation (since April 1999); formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (November 1987 - September 1991).

Robert G. Zack, Assistant Secretary, Age: 51.
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November
1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.


       |X| Remuneration of Trustees. The officers of the Funds and two Trustees, Ms. Macaskill and Mr. Swain, are affiliated with the Manager and receive no salary or fee from the Funds. The remaining Trustees of the Fund receive the compensation shown below. The aggregate compensation from the Fund is estimated for its fiscal year ending November 31, 2001. The compensation from all of the Denver-based Oppenheimer funds includes the compensation from the Fund and represents compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 2000.

------------------------------------------------------
                                      Total
Trustee's Name and     Estimated      Compensation
Other Positions        Aggregate       from all
                       Compensation   Denver-
                       from each      Based
                       Fund1          Oppenheimer
                                      Funds2    (40
                                     Funds)
------------------------------------------------------
------------------------------------------------------

William Armstrong           $123      $49,270

------------------------------------------------------
------------------------------------------------------

Robert G. Avis              $179      $72,000

------------------------------------------------------
------------------------------------------------------

Edward Cameron              $67       $26,709

------------------------------------------------------
------------------------------------------------------

George C. Bowen              $139     $55,948

------------------------------------------------------
------------------------------------------------------

Jon. S. Fossel              $194      $77,880
Review Committee
Member
------------------------------------------------------
------------------------------------------------------
Sam Freedman
Review Committee            $199      $80,100
Member
------------------------------------------------------
------------------------------------------------------

Raymond J. Kalinowski       $183      $73,500
Audit Committee Member
------------------------------------------------------
------------------------------------------------------

C. Howard Kast              $215      $86,150
Review Committee
Chairman and Audit
Committee Chairman
------------------------------------------------------
------------------------------------------------------

Robert M. Kirchner          $192      $76,950
Audit Committee Member
------------------------------------------------------
------------------------------------------------------

F. William Marshall          $9       $3,768

------------------------------------------------------
1.    Estimated for the Fund's fiscal year ending November 30, 2001.
2.    For the 2000 calendar year.


     |X| Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from a Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Currently, no disinterested Trustee of the Trust participates in the Plan.

    Deferral of Trustees' fees under the plan will not materially affect the Funds' assets, liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Funds may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.


      |X| Major Shareholders. As of the date of this Statement of Additional Information, Oppenheimer Funds, Inc. was the only shareholder of record.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.


      |X| Code of Ethics. The Funds, the Manager, the Adviser and each Subadviser, and the Distributor each have a Code of Ethics. Each Code is designed to detect and prevent improper personal trading by certain employees that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Funds and other funds advised by the Manager. The Codes of Ethics do permit personnel subject to the relevant Code to invest in securities, including securities that may be purchased or held by the Funds, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      Each Code of Ethics is an exhibit to the Funds' registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1-202-942-8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet web site at http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov., or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


Management and Advisory Arrangements - OSM - Mercury Advisors S&P 500 Index Fund and OSM - Mercury Advisors Focus Growth Fund


      Management Services and Management Fee. The OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund each invests all of its assets in shares of a Master Fund. Accordingly, these Funds do not invest directly in portfolio securities and do not require investment advisory services. All portfolio management occurs at the level of the respective Master Fund. Each Master Fund has entered into an investment management agreement with Fund Asset Management, L.P., doing business as Mercury Advisors, as Adviser (the "Management Agreement"). The Adviser receives monthly compensation at the annual rate of 0.60% of the average daily net assets of the Master Fund in which the OSM - Mercury Advisors Focus Growth Fund invests. The Adviser is entitled to receive a monthly management fee at the annual contractual rate of 0.05% of the average daily net assets of the Master Fund in which the OSM - Mercury Advisors S&P 500 Index Fund invests. The Adviser has entered into a contractual arrangement with this Master Fund to provide that the management fee for the Master Fund, when combined with administration fees of certain funds that invest in the Master Fund (other than OSM - Mercury Advisors S&P 500 Index Fund), will not exceed a specific amount. As a result of this contractual arrangement, the Adviser currently receives management fees of 0.005%. This arrangement has a one-year term and is renewable.

      The Adviser has also entered into a Subadvisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") pursuant to which MLAM U.K. provides investment advisory services to the Adviser with respect to the OSM - Mercury Advisors Focus Growth Fund. The following entities may be considered "controlling persons" of MLAM U.K.: Merrill Lynch Europe PLC (MLAM U.K.'s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

      Payment of Master Fund Expenses. The Management Agreement obligates the Adviser to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Master Fund. The Adviser is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees who are affiliated persons of the Adviser or any affiliate. The Master Fund pays, or causes to be paid, all other expenses incurred in the operation of the Master Fund (except to the extent paid by its placement agent), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, copies of the Registration Statement, charges of the custodian, any sub-custodian and the transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of Trustees who are not affiliated persons of the Adviser or an affiliate of the Adviser, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Master Fund. The Master Fund's placement agent will pay certain of the expenses of the Master Fund incurred in connection with the offering of its shares of beneficial interest. Accounting services are provided to the Master Fund by State Street Bank & Trust Company ("State Street") pursuant to an agreement between State Street and the Master Fund. The Master Fund will pay the cost of these services. In addition, the Master Fund will reimburse the Adviser for the cost of certain additional accounting services.

      Organization of the Adviser. Fund Asset Management, L.P. is a limited partnership, the partners of which are Merrill Lynch & Co., Inc., a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Princeton Services, Inc. Merrill Lynch & Co., Inc. and Princeton Services are "controlling persons" of the Adviser as defined under the Investment Company Act because of their ownership of its voting securities and their power to exercise a controlling influence over its management or policies.

      Duration and Termination. Unless earlier terminated as described below, each Management Agreement will remain in effect for two (2) years from its effective date. Thereafter, it will remain in effect from year to year if approved annually (a) by the Board of Trustees of the Master Fund or by a majority of the outstanding shares of the Master Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Each contract is not assignable, automatically terminates in the event of its assignment, and may be terminated without penalty on sixty (60) days' written notice at the option of either party thereto or by the vote of the majority of the outstanding voting securities of the appropriate Master Fund.

      Investment Advisory Agreement with OppenheimerFunds, Inc. The OSM Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund have entered into an Investment Advisory Agreement with OppenheimerFunds, Inc. Those Advisory Agreements are substantially similar to the Advisory Agreements entered into with OppenheimerFunds, Inc. by the other series of the Trust, as further described below. Those Agreements have been approved by the Trust's Board of Trustees and OppenheimerFunds, Inc., as the sole shareholder of each
Fund, but will not become effective unless and until the Master-Feeder Participation Agreement between OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., the Trust and FAM Distributors, Inc. is terminated. The fees payable under those Advisory Agreements are discussed in the Prospectus.

      |X| The Investment Advisory Agreement - OSM - QM Active Balanced Fund, OSM
- Jennison Growth Fund, OSM - Salomon Brothers Capital Fund and OSM - Gartmore Millennium Growth Fund. The Manager provides investment advisory and management services to the OSM - QM Active Balanced Fund, OSM - Jennison Growth Fund, OSM - Salomon Brothers Capital Fund and OSM - Gartmore Millennium Growth Fund under investment advisory agreements between the Manager and the Trust on behalf of each such Fund. The Manager handles those Funds' day-to-day business, and the agreements permit the Manager to enter into Subadvisory agreements with other registered investment advisers to obtain specialized services for the Funds, as long as the Funds are not obligated to pay any additional fees for those services. The Manager has retained the Subadvisers pursuant to separate subadvisory agreements, described below, under which each Subadviser buys and sells portfolio securities for the respective Fund. The portfolio manager of each of the Funds is employed by the Subadviser and is the person who is principally responsible for the day-to-day management of each of the Fund's portfolio, as described below.

    The investment advisory agreement between the Trust on behalf of each Fund and the Manager requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

    Each of the Funds pays expenses not expressly assumed by the Manager under the advisory agreement. Expenses for the Trust's QM Active Balanced Fund, OSM - Jennison Growth Fund, OSM - Salomon Brothers Capital Fund and OSM - Gartmore Millennium Growth Fund are allocated to those Funds in proportion to their net assets, unless allocations of expenses can be made directly to a Fund. The advisory agreements list examples of expenses paid by those Funds. The major categories relate to calculation of each of the Fund's net asset values per share, interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Funds to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Funds as a whole. The fees are allocated to each class of shares based upon the relative proportion of each of the Fund's net assets represented by that class.

    The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties under the agreement.

    The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Funds to use the name "Oppenheimer" as part of its name.

      |X| The Administration and Subadministration Agreements - OSM - Mercury Advisors S&P 500 Index Fund and OSM - Mercury Advisors Focus Growth Fund. The Trust, on behalf of the OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund, has entered into an Administration Agreement with the Manager. The Agreement states that the Manager, at its own expense, shall provide assistance in the supervision of all administrative and clerical personnel as shall be required to provide effective corporate administration for the Trust, including the compilation and maintenance of such records with respect to the Trust's operations as may be reasonably required; the preparation and filing of such reports as shall be required by the Securities and Exchange Commission; composition of periodic reports with respect to its operation of each Fund for the shareholders of the Fund; composition of proxy materials for meetings of the Fund's shareholders and the composition of such registration statements as may be required by federal securities laws and preparation of required filings in each state for continuous public sale of the Fund; provide the Trust and the Fund with adequate office space, facilities and equipment; compensate all officers of the Trust and all Trustees of the Trust who are affiliated persons of the Manager; and compensate any Subadministrator that the Manager might retain.

      The Trust assumes and pays or causes to be paid all other expenses of the Trust, on behalf of the OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund under the Administration Agreement, including, without limitation: (i) interest and taxes; (ii) insurance premiums for fidelity and other coverage requisite to its operations; (iii) compensation and expenses of its trustees other than those associated or affiliated with the Manager; (iv) legal and audit expenses; (v) custodian and transfer agent fees and expenses; (vi) expenses incident to the redemption of its shares; (vii) expenses incident to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto; (viii) fees and expenses, other than as described above, incident to the registration under Federal and state securities laws of shares of each Fund for public sale; (ix) expenses of printing and mailing reports, prospectuses, notices and proxy materials to shareholders of each Fund; (x) except as noted above, all other expenses incidental to holding meetings of the Funds' shareholders; and (xi) such extraordinary non-recurring expenses as may arise, including litigation, affecting a Fund and any legal obligation which the Trust may have on behalf of a Fund to indemnify its officers and trustees with respect thereto.

      The Administration Agreement states that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the Administration Agreement, the Manager shall not be liable for any loss resulting from any error of judgement or mistake of law or for any loss arising out of any act or omission in the management and administration of the Trust and any Fund.


      Each Fund pays the Manager an annual Administration fee of 0.50% of average daily net assets. That fee is included in the "Annual Fund Operating Expenses" table in the Prospectus under "Other Expenses." The Manager has entered into a Subadministration Agreement with FAM whereby FAM will maintain records of share purchases of the applicable Master Fund by each feeder fund, maintain tax records relating to the Master Funds, maintaining, preparing or providing records relating to the operation of the Master Funds that the Manager may reasonably request in connection with reports to be made to the Board of Trustees of the Trust, periodic information reporting regarding the Master Fund to the Manager as the Manager may reasonably require in order to provide information relating to the performance or holdings of the Mercury Advisors S&P 500 Index Fund or Mercury Advisors Focus Growth Fund, as applicable, fund to shareholders of such fund, and preparation of reports relating to the Master Fund that the Manager may reasonably request be made to third-party reporting services.

      In consideration for providing these services, the Manager pays FAM an annual subadministration fee of 0.045% of average daily net assets of the Master S&P 500 Index Series and 0.0% of the average daily net assets of the Master Focus Twenty Trust.


      |X| The Subadvisory Agreement. Under the Subadvisory Agreement between the Manager and each Subadviser, the Subadviser shall regularly provide investment advice with respect to the applicable Fund and invest and reinvest cash, securities and the property comprising the assets of the Fund. Under the Subadvisory Agreement, the Subadviser agrees to provide reasonable assistance in the distribution and marketing of the Fund.

      Under the subadvisory agreement, the Manager pays the Subadviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Subadviser under the subadvisory agreement is paid by the Manager, not by the Funds. The subadvisory fee paid by the Manager to each Subadviser is as follows:


                                            Subadvisory Fee

Fund                     Subadviser          as % of average net assets
OSM - Jennison Growth Fund       Jennison Associates LLC           0.45%     of
the first $300 million of
                                        average   annual  net  assets  of  the
      Fund,
                                        and  0.40%  of   average   annual  net
      assets
                                            in excess of $300 million.

OSM - QM Active         The Prudential     0.45% of the first $300 million
Balanced Fund           Corporation        of average  annual net assets of the
Fund,
                                             and 0.40% of  average  annual  net
                                               assets   in   excess   of   $300
                                          million.

OSM - Salomon Brothers   Salomon Brothers Asset                0.60%   of   the
first $100 million of
Capital Fund              Management Inc Fund     average  annual net assets of
the Fund,
                                            and 0.50% of average annual net
                                               assets   in   excess   of   $100
           million.

OSM - Gartmore Millennium        Villanova Mutual Fund             0.70%     of
the first $400 million of
Growth Fund              Capital Trust      average  annual  net  assets of the
Fund.
                                              0.60% of the next  $400  million,
and
                                              0.50%  of   average   annual  net
assets
                                              in excess of $800 million.

      The Subadvisory Agreement states that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Subadviser shall not be liable for any error of judgement or mistake of law and shall not be subject to any expenses or liability to the Manager, the Trust or the Fund or any of the Fund's shareholders in connection with rendering services under the Subadvisory Agreement.


Brokerage Policies of the Funds


Transactions in Portfolio Securities - OSM - Mercury Advisors S&P 500 Index Fund and
Mercury Advisors Focus Growth Fund


    Because each Fund will invest exclusively in beneficial interests in a Master Fund, it is expected that all transactions in portfolio securities will be entered into by the Master Fund. Subject to policies established by the Board of Trustees of the Master Fund, the Adviser is primarily responsible for the execution of the Master Fund's portfolio transactions and the allocation of brokerage. The Master Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Adviser seeks to obtain the best net results for the Master Fund, taking into account such factors as price (including the applicable brokerage commissions or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk in positioning a block of securities. While the Adviser generally seeks reasonably competitive commission rates, the Master Fund does not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Trustees of the Master Fund, the Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Master Fund; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Master Fund.


    Subject to obtaining the best net results, brokers who provide supplemental investment research to the Adviser may receive orders for transactions by the Master Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Management Agreement with the Master Fund, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Adviser the Master Fund will benefit from supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transactions. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Adviser exercises investment discretion. Conversely, the Master Fund may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.


    The Master Fund anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Master Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

    Foreign equity securities may be held by the Master Fund in the form of ADRs, EDRs or other securities convertible into foreign equity securities. ADRs and EDRs may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The Master Fund's ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of a Fund are redeemable on a daily basis in U.S. dollars, the Master Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have significant effect on the Master Fund's portfolio strategies.

    Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with Mercury Advisors, the Master Funds are prohibited from engaging in certain transactions involving Merrill Lynch, or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. Each Master Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Master Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Master Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Master Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Master Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Master Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Trustees of the Master Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff.


    Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Master Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Master Fund and annual statements as to aggregate compensation will be provided to the Master Fund. Securities may be held by, or be appropriate investments for, the Master Fund as well as other funds or investment advisery clients of the Adviser or its affiliates.


    The Board of Trustees of the Master Fund has considered the possibility of seeking to recapture for the benefit of the Master Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Master Fund to the Adviser. After considering all factors deemed relevant, the Board of Trustees of the Master Fund made a determination not to seek such recapture. The Board of Trustees of the Master Fund will reconsider this matter from time to time.

    Because of different objectives or other factors, a particular security may be bought for one or more clients of the Adviser or its affiliates when one or more clients of the Adviser or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Master Fund or other clients or funds for which the Adviser or an affiliate act as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


Brokerage Provisions of the Investment Advisory Agreements and the Subadvisory Agreements - OSM - Jennison Growth Fund, OSM - QM Active Balanced Fund, OSM - Salomon Brothers Capital Fund and OSM - Gartmore Millennium Growth Fund.

    One of the duties of the Subadviser under the Subadvisory Agreement is to arrange the portfolio transactions for the Funds. Each Fund's investment advisory agreement with the Manager and the Subadvisory Agreement contain provisions relating to the selection of broker-dealers to effect each Fund's portfolio transactions. The Manager and the Subadviser are authorized to select broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. They may employ broker-dealers that the Manager or the Subadviser thinks, in its best judgment based on all relevant factors, will implement the policy of the Funds to obtain, at reasonable expense, the "best execution" of each of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable.


    The Manager and the Subadviser need not seek competitive commission bidding. However, they are expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Funds as established by their Board of Trustees.


    The Manager and the Subadviser may select brokers (other than affiliates) that provide brokerage and/or research services for the Funds and/or the other accounts over which the Manager, the Subadviser or their respective affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager or Subadviser, as applicable, makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for each of the Fund's portfolio transactions, the Manager and the Subadviser may also consider sales of shares of each of the Funds and other investment companies for which the Manager or an affiliate serves as investment adviser.


    The Subadvisory Agreement permits the Subadviser to enter into "soft-dollar" arrangements through the agency of third parties to obtain services for the Funds. Pursuant to these arrangements, the Subadviser will undertake to place brokerage business with broker-dealers who pay third parties that provide services. Any such "soft-dollar" arrangements will be made in compliance with applicable law.


Brokerage Practices. Brokerage for the Funds is allocated subject to the provisions of the Investment Advisory Agreement and the Subadvisory Agreement and the procedures and rules described above. Generally, the Subadviser's portfolio traders allocate brokerage based upon recommendations from the Fund's portfolio manager. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Subadviser's executive officers supervise the allocation of brokerage.


    Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Funds may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so.

    Each Subadviser serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Subadviser to allocate purchase or sale transactions among the Fund it manages and other clients whose assets it manages in a manner it deems equitable. In making those allocations, the Subadviser considers several main factors, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and each other client's accounts.

    When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Subadviser or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker (these are called "free trades") usually will have its order executed first. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of a Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price. Purchases are combined where possible for the purpose of negotiating brokerage commissions. In some cases that practice might have a detrimental effect on the price or volume of the security in a particular transaction for the Fund.

    Most purchases of debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, a Fund will normally deal directly with the selling or purchasing principal or market maker unless the Subadviser determines that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Funds seek to obtain prompt execution of these orders at the most favorable net price.


    The Investment Advisory Agreement and the Subadvisory Agreement permit the Manager and the Subadviser to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Subadviser and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the respective Fund and one or more of the Subadviser's other accounts. Investment research may be supplied to the Subadviser by a third party at the instance of a broker through which trades are placed.


    Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Subadviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Subadviser in the investment decision-making process may be paid in commission dollars.

    The research services provided by brokers broadens the scope and supplements the research activities of the Subadviser. That research provides additional views and comparisons for consideration, and helps the Subadviser to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Subadviser provides information to the Manager and the Board about the commissions paid to brokers furnishing such services, together with the Subadviser's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with each of the Funds, the Distributor acts as each of the Fund's principal underwriter in the continuous public offering of each Fund's different classes of shares. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

Distribution and Service Plans. Each Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans a Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

      Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on that plan. The shareholder votes for the plans were cast by the Manager as the sole initial holder of the shares of each class of shares of each Fund.


      Under the plans, OppenheimerFunds, Inc. and the Distributor, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from each Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.


      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if each Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of each of the Funds automatically convert into Class A shares after six (6) years, each Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each Class, voting separately by class.

      While the plans are in effect, the Treasurer of each Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

      Each plan states that while it is in effect, the selection and nomination of those Trustees of each Fund who are not "interested persons" of a Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plan for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

      |X| Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Funds, assisting in establishing and maintaining accounts in the Funds, making the Funds' investment plans available and providing other services at the request of the Funds or the Distributor. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.


      Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.


      |X| Class B, Class C and Class N Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Funds under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.


      The Class B, Class C and Class N Plans permit the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.


      The Distributor retains the asset-based sales charge on Class B and Class N shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C and/or Class N service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concessions and service fee in advance at the time of purchase.


      The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. Each Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B, Class C and Class N shares. The payments are made to the Distributor in recognition that the Distributor:


o pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,

o employs personnel to support distribution of Class B, Class C and Class N shares, and
o bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.
      All payments under the Class B, Class C and Class N plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Funds

Explanation of Performance Terminology. Each Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. You can obtain current performance information by calling the Funds' Transfer Agent at 1.800.525.7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

      Each Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by a Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).

      Use of standardized performance calculations enables an investor to compare a Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using a Fund's performance information as a basis for comparison with other investments:
      |_| Total returns measure the performance of a hypothetical account in a Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
      |_| A Fund's performance returns do no reflect the effect of taxes on dividends and capital gains distributions.
      |_| An investment in a Fund is not insured by the FDIC or any other government agency.
      |_| The principal value of a Fund's shares and total returns are not guaranteed and normally will fluctuate on a daily basis.
      |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.
      |_| Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of a Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Total Return Information. There are different types of "total returns" to measure a Fund's performance. Total return is the change in value of a hypothetical investment in a Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten (10) years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. A Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period. For Class N shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year and 3-year periods. There is no sales charge on Class Y shares.

           |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                                       1/n
                                   ERV
                                   --- - 1 = Average Annual Total Return
                                    P

           |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                                   ERV-P
                                   ----- = Total Return
                                     P

           |_| Total Returns at Net Asset Value. From time to time a Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B, Class C or Class N shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

Other Performance Comparisons. Each Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. Each Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X| Lipper Rankings. From time to time a Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Funds, and ranks their performance for various periods based on categories relating to investment objectives. Lipper currently ranks (i) the performance of the OSM - Jennison Growth Fund and the OSM - Mercury Advisors Focus Growth Fund against all other large cap growth funds, (ii) the performance of the OSM - Mercury Advisors S&P 500 Index Fund against all other S&P 500 Index objective funds, (iii) the performance of the OSM - QM Active Balanced Fund against all other balanced funds, (iv) the performance of the OSM - Salomon Brothers Capital Fund against all other multi-cap value funds, and (v) the performance of the OSM - Gartmore Millennium Growth Fund against all other mid cap core funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |X| Morningstar Rankings. From time to time a Fund may publish the star ranking of the performance of its classes of shares by Morningstar, Inc. ("Morningstar"), an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. Each Fund is ranked among domestic stock funds.

      Morningstar star rankings are based on risk-adjusted total investment return. Investment return measures a fund's (or class's) one-, three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of ninety (90) day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's (or class's) performance below ninety (90) day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five (5) stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's (or class's) 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception date of the fund (or class).
Rankings are subject to change monthly.

      A Fund may also compare its performance to that of other funds in its Morningstar category. In addition to its star rankings, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

      |X| Performance Rankings and Comparisons by Other Entities and Publications. From time to time a Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of a Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      From time to time, a Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example, o information about the performance of certain securities or commodities markets or segments of those markets,
o     information   about  the  performance  of  the  economies  of  particular countries or regions,
o the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o the availability of different types of securities or offerings of securities,
o information relating to the gross national or gross domestic product of the United States or other countries or regions,
o comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

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ABOUT YOUR ACCOUNT
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How to Buy Shares

      Additional information is presented below about the methods that can be used to buy shares of a Fund. Appendix C contains more information about the special sales charge arrangements offered by a Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Funds are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      |X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares and Class B shares, you and your spouse can add together:
         |_| Class A, Class B and Class N shares you purchase for your individual accounts (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
|_| current purchases of Class A, Class B and Class N shares of a Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
|_| Class A, Class B and Class N shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

      |X| The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:

                                    Oppenheimer  Main  Street  Growth &
Oppenheimer Bond Fund               Income Fund
Oppenheimer   California  Municipal Oppenheimer       Main       Street
Fund                                Opportunity Fund
Oppenheimer  Capital   Appreciation Oppenheimer  Main Street  Small Cap
Fund                                Fund
Oppenheimer  Capital   Preservation
Fund                                Oppenheimer MidCap Fund
                                    Oppenheimer   Multiple   Strategies
Oppenheimer Capital Income Fund     Fund
Oppenheimer Champion Income Fund    Oppenheimer Municipal Bond Fund
Oppenheimer  Convertible Securities OSM1 -  Mercury  Advisors  S&P  500
Fund                                Index
                                    OSM1  -  Mercury   Advisors   Focus
Oppenheimer Developing Markets Fund Growth Fund
Oppenheimer  Disciplined Allocation
Fund                                Oppenheimer New York Municipal Fund
                                    Oppenheimer  New  Jersey  Municipal
Oppenheimer Value Fund              Fund
                                    Oppenheimer  Pennsylvania Municipal
Oppenheimer Discovery Fund          Fund
Oppenheimer Emerging Growth Fund    OSM1 - QM Active Balanced Fund
Oppenheimer  Emerging  Technologies Oppenheimer  Quest  Balanced  Value
Fund                                Fund
                                    Oppenheimer   Quest  Capital  Value
Oppenheimer Enterprise Fund         Fund, Inc.
                                    Oppenheimer   Quest   Global  Value
Oppenheimer Europe Fund             Fund, Inc.
                                    Oppenheimer    Quest    Opportunity
Oppenheimer Florida Municipal Fund  Value Fund
OSM1-  Gartmore  Millennium  Growth
Fund                                Oppenheimer Quest Value Fund, Inc.
Oppenheimer Global Fund             Oppenheimer Real Asset Fund
Oppenheimer  Global Growth & Income OSM1  -  Salomon  Brothers  Capital
Fund                                Fund
Oppenheimer    Gold    &    Special Oppenheimer  Senior  Floating  Rate
Minerals Fund                       Fund
Oppenheimer Growth Fund             Oppenheimer Small Cap Value Fund
Oppenheimer High Yield Fund         Oppenheimer Strategic Income Fund
Oppenheimer  Intermediate Municipal Oppenheimer   Total   Return  Fund,
Fund                                Inc.
Oppenheimer International Bond Fund Oppenheimer Trinity Core Fund
Oppenheimer   International  Growth
Fund                                Oppenheimer Trinity Growth Fund
Oppenheimer   International   Small
Company Fund                        Oppenheimer Trinity Value Fund
OSM1 -Jennison Growth Fund          Oppenheimer U.S. Government Trust
                                    Limited-Term   New  York  Municipal
Oppenheimer Large Cap Growth Fund   Fund
Oppenheimer            Limited-Term
Government Fund                     Rochester Fund Municipals
and  the  following   money  market
funds:

                                    Centennial   New  York  Tax  Exempt
Centennial America Fund, L. P.      Trust
Centennial  California  Tax  Exempt
Trust                               Centennial Tax Exempt Trust
Centennial Government Trust         Oppenheimer Cash Reserves
                                    Oppenheimer   Money   Market  Fund,
Centennial Money Market Trust       Inc.
1 - "OSM" is Oppenheimer Select Managers


      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

      |X| Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of a Fund and other Oppenheimer funds during a thirteen (13) month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to ninety (90) days before the date of the Letter.

      A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of a Fund (and other Oppenheimer funds) during a thirteen (13) month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to ninety (90) days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.
      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of a Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by a Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for purchases of shares of a Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      Terms of  Escrow  That  Apply
to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of a Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account

      2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty (60) days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include: (a) Class A shares sold with a front-end  sales  charge
           or  subject to a Class A
           contingent      deferred
           sales charge,
(b)   Class  B   shares   of  other
           Oppenheimer        funds
           acquired  subject  to  a
           contingent      deferred
           sales charge, and
(c)   Class  A or  Class  B  shares
           acquired  by exchange of
           either   (1)   Class   A
           shares  of  one  of  the
           other  Oppenheimer funds
           that    were    acquired
           subject  to  a  Class  A
           initial  or   contingent
           deferred   sales  charge
           or (2)  Class  B  shares
           of  one  of  the   other
           Oppenheimer  funds  that
           were  acquired   subject
           to     a      contingent
           deferred sales charge.

      Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of a Fund, your bank account will be debited automatically. Normally the debit will be made two (2) business days prior to the investment dates selected in the Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

      Before  you  establish  Asset  Builder  payments,   you  should  obtain  a
prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately ten (10) days) after receipt of your instructions to implement them. A Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of Retirement Plans are entitled to purchase shares of a Fund without sales charge or at reduced sales charge rates, as described in Appendix B to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of a Fund will have their Class B shares converted to Class A shares of the Fund when the plan's applicable investments reach $5 million.

Cancellation of Purchase Orders. Cancellation of purchase orders for a Fund's shares (for example, when a purchase check is returned to a Fund unpaid) causes a loss to be incurred when the net asset value of that Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B, Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B, Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class N shares is the same as that of the initial sales charge on Class A shares to compensate the Distributor and brokers, dealers and financial institutions that sell shares of a Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of a Fund.

      Class B Conversion.  Under current  interpretation  of applicable  federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares after six (6) years is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversion of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two (2) classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six (6) years.

      |X| Allocation of Expenses. A Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Funds' assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of each Fund's share classes recognizes two (2) types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of a Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. Each Fund's net asset values will not be calculated on those days, and the values of some of each of a Fund's portfolio securities may significantly change on those days, when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York Stock Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in a Fund's calculation of its net asset values that day unless the Board of Trustees of the Funds or the Master Fund (in the case of the OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth
Fund) determines that the event is likely to effect a material change in the value of the security. The Manager or Adviser (in the case of the OSM - Mercury Advisors S&P 500 Index Fund or the OSM - Mercury Advisors Focus Growth Fund) may make that determination, under procedures established by the applicable Board.

      |X| Securities Valuation. Each of the Fund's Board of Trustees and the Board of Trustees of the Master Fund (in the case of the OSM - Mercury Advisors S&P 500 Index Fund or the OSM - Mercury Advisors Focus Growth Fund) has established procedures for the valuation of each Fund's securities. In general those procedures are as follows:

      |_| Equity  securities traded
on a U.S.  securities  exchange  or
on NASDAQ are valued as follows:
(1)   if last sale  information  is
           regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or
(2)   if last sale  information  is
           not   available   on   a
           valuation   date,   they
           are  valued  at the last
           reported    sale   price
           preceding  the valuation
           date  if  it  is  within
           the    spread   of   the
           closing     "bid"    and
           "asked"  prices  on  the
           valuation  date  or,  if
           not,   at  the   closing
           "bid"   price   on   the
           valuation date.

      |_| Equity  securities traded
on a  foreign  securities  exchange
generally  are valued in one of the
following ways:
(1)   at  the   last   sale   price
           available     to     the
           pricing          service
           approved  by  the  Board
           of Trustees, or
(2)   at  the   last   sale   price
           obtained  by the Manager
           or   Adviser   from  the
           report of the  principal
           exchange  on  which  the
           security  is  traded  at
           its     last     trading
           session       on      or
           immediately  before  the
           valuation date, or
(3)   at  the  mean   between   the
           "bid"    and     "asked"
           prices   obtained   from
           the  principal  exchange
           on  which  the  security
           is  traded  or,  on  the
           basis   of    reasonable
           inquiry,  from  two  (2)
           market   makers  in  the
           security.
      |_| Long-term debt securities having a remaining maturity in excess of sixty (60) days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by each Fund's Board of Trustees or the Board of Trustees of the Master Fund or obtained by the Manager or Adviser, as the case may be, from two (2) active market makers in the security on the basis of reasonable inquiry.
      |_| The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by each Fund's Board of Trustees or the Board of Trustees of the Master Fund or obtained by the Manager or Adviser, as the case may be, from two (2) active market makers in the security on the basis of reasonable inquiry: (1) debt instruments that have a maturity  of  more  than
           three   hundred   ninety
           seven  (397)  days  when
           issued,
(2)   debt  instruments  that had a
           maturity     of    three
           hundred   ninety   seven
           (397)  days or less when
           issued    and   have   a
           remaining   maturity  of
           more  than   sixty  (60)
           days, and
(3)   non-money     market     debt
           instruments  that  had a
           maturity     of    three
           hundred   ninety   seven
           (397)  days or less when
           issued  and which have a
           remaining   maturity  of
           sixty (60) days or less.
      |_| The following  securities
are  valued at cost,  adjusted  for
amortization    of   premiums   and
accretion of discounts:
(1)   money market debt  securities
           held by a non-money market fund that had a maturity of less than three hundred ninety seven (397) days when issued that have a remaining maturity of sixty (60) days or less, and
(2) debt instruments held by a money market fund that have a remaining maturity of three hundred ninety seven (397) days or less.
      |_|   Securities    (including    restricted    securities)   not   having
readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager or Adviser, as the case may be, is unable to locate two (2) market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).


      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager or Adviser, as the case may be, may use pricing services approved by the applicable Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager or Adviser, as the case may be, will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.


      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager or Adviser, as the case may be, by a bank, dealer or pricing service that the Manager or Adviser has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the applicable Board of Trustees or by the Manager or Adviser. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager or Adviser from two (2) active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When a Fund writes an option, an amount equal to the premium received is included in a Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining a Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by a Fund expires, the Fund has a gain in the amount of the premium. If a Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If a Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

      Information on how to sell shares of a Fund is stated in the Prospectus. The information below provides additional information about the procedures and conditions for redeeming shares.

Reinvestment   Privilege.    Within
six (6) months of a  redemption,  a
shareholder  may  reinvest  all  or
part  of  the  redemption  proceeds
of:

      |_|  Class      A      shares
        purchased   subject  to  an
        initial   sales  charge  or
        Class A  shares  on which a
        contingent  deferred  sales
        charge was paid, or
      |_|  Class  B   shares   that
        were  subject  to the Class
        B    contingent    deferred
        sales      charge      when
        redeemed.


      The reinvestment may be made without sales charge only in Class A shares of a Fund or any of the other Oppenheimer funds into which shares of a Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, Class N or Class Y shares. A Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.


      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of a Fund or another of the Oppenheimer funds within ninety (90) days of payment of the sales charge, the shareholder's basis in the shares of a Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of a Fund may determine that it would be detrimental to the best interests of the remaining shareholders of that Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of a Fund, in lieu of cash.

      Each Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any ninety (90) day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions   From  Retirement   Plans.   Requests  for   distributions   from
OppenheimerFunds-sponsored  IRAs,  403(b)(7)  custodial  plans,  401(k) plans or
pension   or   profit-sharing   plans   should   be   addressed   to   "Trustee,
OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must (1) state the reason for the distribution;
(2)   state the  owner's  awareness
        of  tax  penalties  if  the
        distribution  is premature;
        and
(3)   conform  to the  requirements
        of the plan and the  Fund's
        other            redemption
        requirements.

      Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of a Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. Each Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is each Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three (3) business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of a Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three (3) business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior thirty
(30) days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three (3) business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. Each Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B, Class C and Class N shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix B, below).



      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Funds and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of a Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither a Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of a Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of a Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three
(3) business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two (2) weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Funds. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. A Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or a Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for a Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1.800.525.7048. o All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.
o     Class B, Class C and Class N
   shares of Oppenheimer Cash
   Reserves are generally
   available only by exchange from
   the same class of shares of
   other Oppenheimer funds or
   through
   OppenheimerFunds-sponsored
   401(k) plans.
o Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Only certain Oppenheimer
   funds currently offer Class N
   shares, which are only offered
   to retirement plans as
   described in the Prospectus.
   Class N shares can be exchanged
   only for Class N shares of
   other Oppenheimer funds.
o Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o     Class A shares of Senior
   Floating Rate Fund are not
   available by exchange of Class
   A shares of other Oppenheimer
   funds. Class A shares of Senior
   Floating Rate Fund that are
   exchanged for shares of the
   other Oppenheimer funds may not
   be exchanged back for Class A
   shares of Senior Floating Rate
   Fund.
o Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o     Shares of Oppenheimer
   Capital Preservation Fund may
   not be exchanged for shares of
   Oppenheimer Money Market Fund,
   Inc., Oppenheimer Cash Reserves
   or Oppenheimer Limited-Term
   Government Fund.  Only
   participants in certain
   retirement plans may purchase
   shares of Oppenheimer Capital
   Preservation Fund, and only
   those participants may exchange
   shares of other Oppenheimer
   funds for shares of Oppenheimer
   Capital Preservation Fund.
o     Class A shares of
   Oppenheimer Senior Floating
   Rate Fund are not available by
   exchange of shares of
   Oppenheimer Money Market Fund
   or Class A shares of
   Oppenheimer Cash Reserves. If
   any Class A shares of another
   Oppenheimer fund that are
   exchanged for Class A shares of
   Oppenheimer Senior Floating
   Rate Fund are subject to the
   Class A contingent deferred
   sales charge of the other
   Oppenheimer fund at the time of
   exchange, the holding period
   for that Class A contingent
   deferred sales charge will
   carry over to the Class A
   shares of Oppenheimer Senior
   Floating Rate Fund acquired in
   the exchange. The Class A
   shares of Oppenheimer Senior
   Floating Rate Fund acquired in
   that exchange will be subject
   to the Class A Early Withdrawal
   Charge of Oppenheimer Senior
   Floating Rate Fund if they are
   repurchased before the
   expiration of the holding
   period.
o     Class A, Class B, Class C
   and Class Y Shares of
   Oppenheimer Select Managers
   Mercury Advisors S&P Index Fund
   and Oppenheimer Select Managers
   QM Active Balanced Fund are
   only available to retirement
   plans and are available only by
   exchange from the same class of
   shares of other Oppenheimer
   funds held by retirement plans.

    Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

    Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.


      |X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within eighteen (18) months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within twelve (12) months of the initial purchase of the exchanged Class C shares. With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within eighteen (18) months after the plan's first purchase of Class N shares of any Oppenheimer fund, or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within eighteen (18) months of the plan's first purchase of Class N shares of any Oppenheimer fund.


      When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C or the Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X| Limits on Multiple Exchange Orders. Each Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. Each Fund may accept requests for exchanges of up to fifty (50) accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five (5) business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. Each Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request. When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. Each Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Each Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of each Fund's portfolio, and expenses borne by a Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

      Dividends, distributions and proceeds of the redemption of each Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and each Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax    Status   of   each    Fund's
Dividends  and  Distributions.  The
Federal  tax   treatment   of  each
Fund's  dividends and capital gains
distributions       is      briefly
highlighted in the Prospectus.


      Special provisions of the Internal Revenue Code govern the eligibility of the Funds' dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by a Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually forty six (46) days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for forty five
(45) days or less. To the extent a Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.


      Under the Internal Revenue Code, by December 31 each year, the Funds must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If they do not, the Funds must pay an excise tax on the amounts not distributed. It is presently anticipated that the Funds will meet those requirements. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for a particular Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables each Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a double tax on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from a Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). If a Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Internal Revenue Code contains a number of complex tests relating to qualification which a Fund might not meet in any particular year. If it did not so qualify, a Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

      With respect to OSM Mercury Advisors S&P 500 Index Fund and OSM - Mercury Advisors Focus Growth Fund, a private letter ruling will be sought from the IRS to the effect that, because the applicable Master Fund is classified as a partnership for tax purposes, each Fund will be entitled to look to the underlying assets of the applicable Master Fund in which it has invested for purposes of satisfying various requirements of the Internal Revenue Code applicable to RICs. If any of the facts upon which such ruling premised change in the material respect (e.g., if the applicable Master Fund were required to register its interest under the Securities Act) and/or a favorable private letter ruling from the IRS cannot be obtained the Board of Trustees of the Fund will determine, in its discretion, the appropriate course of action for the Fund. One possible course of action would be to withdraw the Fund's investments from the applicable Master Fund and to retain an investment adviser to manage the Fund's assets in accordance with the investment policies applicable to the Fund. See "The Fund's Investment Policies."

      If prior distributions made by a Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Funds may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of these Funds on the same basis.

Additional  Information  About  the
Funds

The Distributor. Each Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds
Distributor, Inc., a subsidiary of the Manager that acts as a Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.


The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.


The Custodian. The Bank of New York is the Custodian of each Fund's assets. The Custodian's responsibilities include safeguarding and controlling each Fund's portfolio securities and handling the delivery of such securities to and from each Fund. It will be the practice of each Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. Each Fund's cash balances with the custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.


Independent Auditors. Deloitte & Touche LLP are the independent auditors of each Fund. They audit each Fund's financial statements and perform other related audit services. They also act as accountants for the Manager and certain other funds advised by the Manager and its affiliates.

License Agreement. Under a separate agreement, Merrill Lynch affiliates have granted the Trust, on behalf of the OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund, the right to use the "Mercury" name and has reserved the right to withdraw its consent to the use of such name by either Fund under certain circumstances or to grant the use of such name to any other company.


Financial Statements. The initial Statement of Assets and Liabilities for each of the Funds and the Opinion of Independent Auditors follows. The audited financial statements for the Master Focus Twenty Trust are incorporated in this Statement of Additional Information by reference to the 2000 annual report to shareholders of Mercury Focus Twenty Fund, Inc. You may request a copy of that annual report at no charge by calling 888-763-2260 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day. The audited financial statements for the Quantitative Master Series Trust Master S&P 500 Index Series are incorporated in this Statement of Additional Information by reference to the 1999 annual report to shareholders of the Quantitative Master Series Trust Master S&P 500 Index Series, and the unaudited financial statements for the Quantitative Master Series Trust - Master S&P 500 Index Series are incorporated in this Statement of Additional Information by reference to the June 30, 2000 semi-annual report to shareholders of the Quantitative Master Series Trust Master S&P 500 Index Series. You may request a copy of that annual and semi-annual report at no charge by calling 888-763-2260 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and
Shareholders of
Oppenheimer Select Managers -
Gartmore Millennium Growth Fund

We have audited the accompanying statement of assets and liabilities of Oppenheimer Select Managers - Gartmore Millennium Growth Fund as of December 26, 2000. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Oppenheimer Select Managers - Gartmore Millennium Growth Fund as of December 26, 2000, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP
-------------------------------
Deloitte & Touche LLP

Denver, Colorado
December 26, 2000

   Oppenheimer Select Managers -
  Gartmore Millennium Growth Fund

Statement of Assets and Liabilities
         December 26, 2000


ASSETS:                   Composite
Class A           Class B Class C
     Class Y

                          $17,000
$14,000           $1,000
$1,000        $1,000

Total Assets
$17,000


LIABILITIES:

Net Assets                $17,000


NET ASSETS - Applicable to 1,400
Class A shares, 100 Class B
shares, 100
Class C Shares, and 100 Class Y
shares of beneficial interest
outstanding     $17,000
$14,000           $1,000
$1,000        $1,000

NET ASSET VALUE PER SHARE (net assets divided by 1,400, 100, 100, and 100 shares of beneficial interest for Class A, B, C, and Y respectively.) $10.00
       $10.00   $10.00       $10.00

MAXIMUM OFFERING PRICE PER SHARE (net asset value plus sales charge fo 5.75% of offering price for
Class A shares)
$10.61            $10.00
$10.00        $10.00


Notes:

1.    Oppenheimer Select Managers
      - Gartmore Millennium Growth
      Fund (the "Fund"), a
      diversified series of
      Oppenheimer Select Managers,
      an open-end management
      investment company, was
      formed on November 13, 2000,
      and has had no operations
      through December 26, 2000
      other than those relating to
      organizational matters and
      the sale and issuance of
      1,400 Class A shares, 100
      Class B shares, 100 Class C
      shares, and 100 Class Y
      shares of beneficial
      interest to
      OppenheimerFunds, Inc. (OFI).

2. OFI assumed all organization costs which were estimated at $13,750 per fund.

3.    The Fund intends to comply
      in its initial fiscal year
      and thereafter with
      provisions of the Internal
      Revenue Code applicable to
      regulated investment
      companies and as such, will
      not be subject to federal
      income taxes on otherwise
      taxable income (including
      net realized capital gains)
      distributed to shareholders.

4.    On January 10, 2001 the
      Fund's Board will approve an
      Investment Advisory
      Agreement with OFI, a
      Service Plan and Agreement
      for Class A shares of the
      Fund with OppenheimerFunds
      Distributor, Inc. (OFDI) and
      a General Distributor's
      Agreement with OFDI as
      explained in the Fund's
      Prospectus and Statement of
      Additional Information.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and
Shareholders of
Oppenheimer Select Managers -
Salomon Brothers Capital Fund

We have audited the accompanying statement of assets and liabilities of Oppenheimer Select Managers - Salomon Brothers Capital Fund as of December 26, 2000. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Oppenheimer Select Managers - Salomon Brothers Capital Fund as of December 26, 2000, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP
-------------------------------
Deloitte & Touche LLP

Denver, Colorado
December 26, 2000

Oppenheimer Select Managers -
Salomon Brothers Capital Fund

Statement of Assets and Liabilities
         December 26, 2000


ASSETS:                   Composite
Class A           Class B Class C
     Class Y

                          $17,000
$14,000           $1,000
$1,000        $1,000

Total Assets
$17,000


LIABILITIES:

Net Assets                $17,000


NET ASSETS - Applicable to 1,400
Class A shares, 100 Class B
shares, 100
Class C Shares, and 100 Class Y
shares of beneficial interest
outstanding     $17,000
$14,000           $1,000
$1,000        $1,000

NET ASSET VALUE PER SHARE (net assets divided by 1,400, 100, 100, and 100 shares of beneficial interest for Class A, B, C, and Y respectively.) $10.00
       $10.00   $10.00       $10.00

MAXIMUM OFFERING PRICE PER SHARE (net asset value plus sales charge fo 5.75% of offering price for
Class A shares)
$10.61            $10.00
$10.00        $10.00


Notes:

1. Oppenheimer Select Managers - Salomon Brothers Capital Fund (the "Fund"), a non-diversified series of Oppenheimer Select Managers, an open-end management investment company, was formed on November 13, 2000, and has had no operations through December 26, 2000 other than those relating to organizational matters and the sale and issuance of 1,400 Class A shares, 100 Class B shares, 100 Class C shares, and 100 Class Y shares of beneficial interest to OppenheimerFunds, Inc. (OFI).

2. OFI assumed all organization costs which were estimated at $13,750 per fund.

3. The Fund intends to comply in its initial fiscal year and thereafter with provisions of the Internal Revenue Code applicable to regulated investment companies and as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) distributed to shareholders.

4. On January 10, 2001 the Fund's Board will approve an Investment Advisory Agreement with OFI, a Service Plan and Agreement for Class A shares of the Fund with OppenheimerFunds Distributor, Inc. (OFDI) and a General Distributor's Agreement with OFDI as explained in the Fund's Prospectus and Statement of Additional Information.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and
Shareholders of
Oppenheimer Select Managers -
Jennison Growth Fund

We have audited the accompanying statement of assets and liabilities of Oppenheimer Select Managers - Jennison Growth Fund as of December 26, 2000. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Oppenheimer Select Managers - Jennison Growth Fund as of December 26, 2000, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP
-------------------------------
Deloitte & Touche LLP

Denver, Colorado
December 26, 2000

Oppenheimer Select Managers -
Jennison Growth Fund

Statement of Assets and Liabilities
         December 26, 2000


ASSETS:                   Composite
Class A           Class B Class C
     Class Y

                          $17,000
$14,000           $1,000
$1,000        $1,000

Total Assets
$17,000


LIABILITIES:

Net Assets                $17,000


NET ASSETS - Applicable to 1,400
Class A shares, 100 Class B
shares, 100
Class C Shares, and 100 Class Y
shares of beneficial interest
outstanding     $17,000
$14,000           $1,000
$1,000        $1,000

NET ASSET VALUE PER SHARE (net assets divided by 1,400, 100, 100, and 100 shares of beneficial interest for Class A, B, C, and Y respectively.) $10.00
       $10.00   $10.00       $10.00

MAXIMUM OFFERING PRICE PER SHARE (net asset value plus sales charge fo 5.75% of offering price for
Class A shares)
$10.61            $10.00
$10.00        $10.00


Notes:

1. Oppenheimer Select Managers - Jennison Growth Fund (the "Fund"), a diversified series of Oppenheimer Select Managers, an open-end management investment company, was formed on November 13, 2000, and has had no operations through December 26, 2000 other than those relating to organizational matters and the sale and issuance of 1,400 Class A shares, 100 Class B shares, 100 Class C shares, and 100 Class Y shares of beneficial interest to OppenheimerFunds, Inc. (OFI).

2. OFI assumed all organization costs which were estimated at $13,750 per fund.

3. The Fund intends to comply in its initial fiscal year and thereafter with provisions of the Internal Revenue Code applicable to regulated investment companies and as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) distributed to shareholders.

4. On January 10, 2001 the Fund's Board will approve an Investment Advisory Agreement with OFI, a Service Plan and Agreement for Class A shares of the Fund with OppenheimerFunds Distributor, Inc. (OFDI) and a General Distributor's Agreement with OFDI as explained in the Fund's Prospectus and Statement of Additional Information.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and
Shareholders of
Oppenheimer Select Managers - QM
Active Balanced Fund

We have audited the accompanying statement of assets and liabilities of Oppenheimer Select Managers - QM Active Balanced Fund as of December 26, 2000. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Oppenheimer Select Managers - QM Active Balanced Fund as of December 26, 2000, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP
-------------------------------
Deloitte & Touche LLP

Denver, Colorado
         December 26, 2000

 Oppenheimer Select Managers - QM
       Active Balanced Fund

Statement of Assets and Liabilities
         December 26, 2000


ASSETS:                   Composite
Class A           Class B Class C
     Class Y

                          $18,000
$15,000           $1,000
$1,000        $1,000

Total Assets
$18,000


LIABILITIES:

Net Assets                $18,000


NET ASSETS - Applicable to 1,500
Class A shares, 100 Class B
shares, 100
Class C Shares, and 100 Class Y
shares of beneficial interest
outstanding     $18,000
$15,000           $1,000
$1,000        $1,000

NET ASSET VALUE PER SHARE (net assets divided by 1,500, 100, 100, and 100 shares of beneficial interest for Class A, B, C, and Y respectively.) $10.00
       $10.00   $10.00       $10.00

MAXIMUM OFFERING PRICE PER SHARE (net asset value plus sales charge fo 5.75% of offering price for
Class A shares)
$10.61            $10.00
$10.00        $10.00


Notes:

1. Oppenheimer Select Managers - QM Active Balanced Fund (the "Fund"), a diversified series of Oppenheimer Select Managers, an open-end management investment company, was formed on November 13, 2000, and has had no operations through December 26, 2000 other than those relating to organizational matters and the sale and issuance of 1,500 Class A shares, 100 Class B shares, 100 Class C shares, and 100 Class Y shares of beneficial interest to OppenheimerFunds, Inc. (OFI).

2. OFI assumed all organization costs which were estimated at $13,750 per fund.

3. The Fund intends to comply in its initial fiscal year and thereafter with provisions of the Internal Revenue Code applicable to regulated investment companies and as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) distributed to shareholders.

4. On January 10, 2001 the Fund's Board will approve an Investment Advisory Agreement with OFI, a Service Plan and Agreement for Class A shares of the Fund with OppenheimerFunds Distributor, Inc. (OFDI) and a General Distributor's Agreement with OFDI as explained in the Fund's Prospectus and Statement of Additional Information.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and
Shareholders of
Oppenheimer Select Managers -
Mercury Advisors Focus Growth Fund

We have audited the accompanying statement of assets and liabilities of Oppenheimer Select Managers - Mercury Advisors Focus Growth Fund as of December 26, 2000. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Oppenheimer Select Managers - Mercury Advisors Focus Growth Fund as of December 26, 2000, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP
-------------------------------
Deloitte & Touche LLP

Denver, Colorado
December 26, 2000

Oppenheimer Select Managers -
Mercury Advisors Focus Growth Fund

Statement of Assets and Liabilities
         December 26, 2000


ASSETS:                   Composite
Class A           Class B Class C
     Class Y

                          $17,000
$14,000           $1,000
$1,000        $1,000

Total Assets
$17,000


LIABILITIES:

Net Assets                $17,000


NET ASSETS - Applicable to 1,400
Class A shares, 100 Class B
shares, 100
Class C Shares, and 100 Class Y
shares of beneficial interest
outstanding     $17,000
$14,000           $1,000
$1,000        $1,000

NET ASSET VALUE PER SHARE (net assets divided by 1,400, 100, 100, and 100 shares of beneficial interest for Class A, B, C, and Y respectively.) $10.00
       $10.00   $10.00       $10.00

MAXIMUM OFFERING PRICE PER SHARE (net asset value plus sales charge fo 5.75% of offering price for
Class A shares)
$10.61            $10.00
$10.00        $10.00


Notes:

1. Oppenheimer Select Managers - Mercury Advisors Focus Growth Fund (the "Fund"), a non-diversified series of Oppenheimer Select Managers, an open-end management investment company, was formed on November 13, 2000, and has had no operations through December 26, 2000 other than those relating to organizational matters and the sale and issuance of 1,400 Class A shares, 100 Class B shares, 100 Class C shares, and 100 Class Y shares of beneficial interest to OppenheimerFunds, Inc. (OFI).

2. OFI assumed all organization costs which were estimated at $13,750 per fund.

3. The Fund intends to comply in its initial fiscal year and thereafter with provisions of the Internal Revenue Code applicable to regulated investment companies and as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) distributed to shareholders.

4. On January 10, 2001 the Fund's Board will approve an Investment Advisory Agreement with OFI, a Service Plan and Agreement for Class A shares of the Fund with OppenheimerFunds Distributor, Inc. (OFDI) and a General Distributor's Agreement with OFDI as explained in the Fund's Prospectus and Statement of Additional Information.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and
Shareholders of
Oppenheimer Select Managers -
Mercury Advisors S&P 500 Index Fund

We have audited the accompanying statement of assets and liabilities of Oppenheimer Select Managers - Mercury Advisors S&P 500 Index Fund as of December 26, 2000. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Oppenheimer Select Managers - Mercury Advisors S&P 500 Index Fund as of December 26, 2000, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP
-------------------------------
Deloitte & Touche LLP

Denver, Colorado
December 26, 2000

Oppenheimer Select Managers -
Mercury Advisors S&P 500 Index Fund

Statement of Assets and Liabilities
         December 26, 2000


ASSETS:                   Composite
Class A           Class B Class C
     Class Y

                          $17,000
$14,000           $1,000
$1,000        $1,000

Total Assets
$17,000


LIABILITIES:

Net Assets                $17,000


NET ASSETS - Applicable to 1,400
Class A shares, 100 Class B
shares, 100
Class C Shares, and 100 Class Y
shares of beneficial interest
outstanding     $17,000
$14,000           $1,000
$1,000        $1,000

NET ASSET VALUE PER SHARE (net assets divided by 1,400, 100, 100, and 100 shares of beneficial interest for Class A, B, C, and Y respectively.) $10.00
       $10.00   $10.00       $10.00

MAXIMUM OFFERING PRICE PER SHARE (net asset value plus sales charge fo 5.75% of offering price for
Class A shares)
$10.61            $10.00
$10.00        $10.00


Notes:

1. Oppenheimer Select Managers - Mercury Advisors S&P 500 Index Fund (the "Fund"), a non-diversified series of Oppenheimer Select Managers, an open-end management investment company, was formed on November 13, 2000, and has had no operations through December 26, 2000 other than those relating to organizational matters and the sale and issuance of 1,400 Class A shares, 100 Class B shares, 100 Class C shares, and 100 Class Y shares of beneficial interest to OppenheimerFunds, Inc. (OFI).

2. OFI assumed all organization costs which were estimated at $13,750 per fund.

3. The Fund intends to comply in its initial fiscal year and thereafter with provisions of the Internal Revenue Code applicable to regulated investment companies and as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) distributed to shareholders.

4. On January 10, 2001 the Fund's Board will approve an Investment Advisory Agreement with OFI, a Service Plan and Agreement for Class A shares of the Fund with OppenheimerFunds Distributor, Inc. (OFDI) and a General Distributor's Agreement with OFDI as explained in the Fund's Prospectus and Statement of Additional Information.

-----------------------------------

-----------------------------------

            Appendix A

-----------------------------------


        RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
-----------------------------------

Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds rated "Baa" are
considered medium-grade
obligations; that is, they are
neither highly protected nor
poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated "Caa" are of poor
standing. Such issues may be in
default or there may be present
elements of danger with respect to
principal or interest.

Ca: Bonds rated "Ca" represent
obligations which are speculative
in a high degree. Such issues are
often in default or have other
marked shortcomings.

C: Bonds rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con.  (...):   Bonds  for  which  the
security  depends on the completion
of some act or the  fulfillment  of
some     condition     are    rated
conditionally.   These   bonds  are
secured   by   (a)    earnings   of
projects  under  construction,  (b)
earnings of projects  unseasoned in
operating  experience,  (c) rentals
that  begin  when   facilities  are
completed,   or  (d)   payments  to
which    some    other     limiting
condition       attaches.       The
parenthetical     rating    denotes
probable    credit   stature   upon
completion   of   construction   or
elimination  of  the  basis  of the
condition.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to honor senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall
within any Prime rating category.

Standard & Poor's Rating Services
-----------------------------------

Long-Term Credit Ratings

AAA:  Bonds  rated  "AAA"  have the
highest    rating    assigned    by
Standard  & Poor's.  The  obligor's
capacity  to  meet  its   financial
commitment  on  the  obligation  is
extremely strong.

AA:  Bonds  rated "AA"  differ from
the highest rated  obligations only
in  small  degree.   The  obligor's
capacity  to  meet  its   financial
commitment  on  the  obligation  is
very strong.

A:  Bonds  rated  "A" are  somewhat
more  susceptible  to  the  adverse
effects      of      changes     in
circumstances      and     economic
conditions   than   obligations  in
higher-rated  categories.  However,
the obligor's  capacity to meet its
financial    commitment    on   the
obligation is still strong.

BBB:   Bonds  rated  "BBB"  exhibit
adequate   protection   parameters.
However,      adverse      economic
conditions        or       changing
circumstances  are more  likely  to
lead to a weakened  capacity of the
obligor   to  meet  its   financial
commitment on the obligation.

BB, B, CCC, CC, and C

Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation, and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. BB: Bonds rated "BB" are less vulnerable to nonpayment than other speculative issues. However, these face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Bonds rated "B" are more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Bonds rated "CCC" are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:    Bonds    rated    "CC"   are
currently   highly   vulnerable  to
nonpayment.

C: A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: Bonds rated "D" are in default. Payments on the obligation are not being made on the date due even if the applicable grace period has not expired, unless Standard and Poor's believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Obligation is rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the obligor's capacity to meet its financial obligation is extremely strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: Obligation exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Obligation is currently
vulnerable to nonpayment and is
dependent upon favorable business,
financial, and economic conditions
for the obligor to meet its
financial commitment on the
obligation.

D: Obligation is in payment default. Payments on the obligation have not been made on the due date even if the applicable grace period has not expired, unless Standard and Poor's believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch, Inc.
-----------------------------------

International Long-Term Credit
Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA"
ratings denote the lowest
expectation of credit risk. They
are assigned only in the case of
exceptionally strong capacity for
timely payment of financial
commitments. This capacity is
highly unlikely to be adversely
affected by foreseeable events.

AA: Very High Credit Quality. "AA"
ratings denote a very low
expectation of credit risk. They
indicate a very strong capacity
for timely payment of financial
commitments. This capacity is not
significantly vulnerable to
foreseeable events.

A: High Credit Quality. "A"
ratings denote a low expectation
of credit risk. The capacity for
timely payment of financial
commitments is considered strong.
This capacity may, nevertheless,
be more vulnerable to changes in
circumstances or in economic
conditions than is the case for
higher ratings.

BBB: Good Credit Quality. "BBB"
ratings indicate that there is
currently a low expectation of
credit risk. The capacity for
timely payment of financial
commitments is considered
adequate, but adverse changes in
circumstances and in economic
conditions are more likely to
impair this capacity. This is the
lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings
indicate that there is a
possibility of credit risk
developing, particularly as the
result of adverse economic change
over time. However, business or
financial alternatives may be
available to allow financial
commitments to be met. Securities
rated in this category are not
investment grade.

B: Highly Speculative. "B" ratings
indicate that significant credit
risk is present, but a limited
margin of safety remains.
Financial commitments are
currently being met. However,
capacity for continued payment is
contingent upon a sustained,
favorable business and economic
environment.

CCC, CC C: High Default Risk.
Default is a real possibility.
Capacity for meeting financial
commitments is solely reliant upon
sustained, favorable business or
economic developments. A "CC"
rating indicates that default of
some kind appears probable. "C"
ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations. Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

International Short-Term Credit
Ratings

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B:    Speculative. Minimal
capacity for timely payment of
financial commitments, plus
vulnerability to near-term adverse
changes in financial and economic
conditions.

C:      High default risk. Default
is a real possibility. Capacity
for meeting financial commitments
is solely reliant upon a
sustained, favorable business and
economic environment.

D:     Default. Denotes actual or
imminent payment default.

            Appendix B


-----------------------------------

                      Industry Classifications

-----------------------------------


Aerospace/Defense                  Food and Drug Retailers
Air Transportation                 Gas Utilities
Asset-Backed                       Health Care/Drugs
Auto Parts and Equipment           Health Care/Supplies & Services
Automotive                         Homebuilders/Real Estate
Bank Holding Companies             Hotel/Gaming
Banks                              Industrial Services
Beverages                          Information Technology
Broadcasting                       Insurance
Broker-Dealers                     Leasing & Factoring
Building Materials                 Leisure
Cable Television                   Manufacturing
Chemicals                          Metals/Mining
Commercial Finance                 Nondurable Household Goods
Communication Equipment            Office Equipment
Computer Hardware                  Oil - Domestic
Computer Software                  Oil - International
Conglomerates                      Paper
Consumer Finance                   Photography
Consumer Services                  Publishing
Containers                         Railroads & Truckers
Convenience Stores                 Restaurants
Department Stores                  Savings & Loans
Diversified Financial              Shipping
Diversified Media                  Special Purpose Financial
Drug Wholesalers                   Specialty Printing
Durable Household Goods            Specialty Retailing
Education                          Steel
Electric Utilities                 Telecommunications - Long Distance
Electrical Equipment               Telephone - Utility
Electronics                        Textile,     Apparel     &    Home
                                   Furnishings
Energy Services                    Tobacco
Entertainment/Film                 Trucks and Parts
Environmental                      Wireless Services
Food

                                   Appendix C

        OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares2 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.3 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue
         Code,
(2) non-qualified deferred compensation plans, (3) employee benefit plans4 (4) Group Retirement Plans5 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs,
         Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.      Applicability of Class A Contingent Deferred Sales Charges in Certain
                                      Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."6 This waiver provision applies to: - Purchases of Class A shares aggregating $1 million or more. - Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001.
- Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
(1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
(2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
    - Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
(1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments").
(2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
(3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
    - Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before March 1, 2001.

II.             Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any
Class A sales charges (and no concessions are paid by the Distributor on such purchases):
-     The Manager or its affiliates.
- Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
-     Registered  management  investment  companies,  or  separate  accounts  of insurance companies having an agreement with the Manager or the Distributor for that purpose.
- Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
- Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
- Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
- Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
- "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
- Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
- Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
- Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
- A unit investment trust that has entered into an appropriate agreement with the Distributor.
- Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
- Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
- A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
- A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.
B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
    - Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
- Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
- Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
- Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
- Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
    - To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
- Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
- For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(1)      Following the death or disability  (as defined in the Internal  Revenue
         Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(2) To return excess contributions.
(3) To return contributions made due to a mistake of fact. (4) Hardship withdrawals, as defined in the plan.7 (5) Under a Qualified Domestic Relations Order, as defined in the Internal
         Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)      To meet the minimum  distribution  requirements of the Internal Revenue
         Code.
(7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
(8) For loans to participants or beneficiaries. (9) Separation from service.8
(10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the
         Manager)  if  the  plan  has  made   special   arrangements   with  the
         Distributor.
(11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
   - For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.
    - For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

   III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer
                                      Funds

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases: - Shares redeemed involuntarily, as described in "Shareholder Account
      Rules and Policies," in the applicable Prospectus.
- Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
- Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
- Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
- Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
- Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
- Distributions9 from Retirement Plans or other employee benefit plans for any of the following purposes:
(1)      Following the death or disability  (as defined in the Internal  Revenue
         Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(2) To return excess contributions made to a participant's account. (3) To return contributions made due to a mistake of fact. (4) To make hardship withdrawals, as defined in the plan.10 (5) To make distributions required under a Qualified Domestic Relations
         Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)      To meet the minimum  distribution  requirements of the Internal Revenue
         Code.
(7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
(8) For loans to participants or beneficiaries.11 (9) On account of the participant's separation from service.12 (10) Participant-directed redemptions to purchase shares of a mutual fund
         (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(11) Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(12) Distributions from Retirement Plans having 500 or more eligible employees, except distributions made because of the elimination of all of the Oppenheimer funds as an investment option under the Plan.
(13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
      (14) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
      (15) For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
      - Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
-     Shares sold to the Manager or its affiliates.
- Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
-     Shares issued in plans of reorganization to which the Fund is a party.
- Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

   Oppenheimer Quest Value Fund, Inc.                           Oppenheimer
   Small Cap Value Fund
   Oppenheimer Quest Balanced Value Fund                        Oppenheimer
   Quest Global Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

 Quest for Value U.S. Government Income Fund                         Quest for
 Value New York Tax-Exempt Fund
 Quest for Value Investment Quality Income Fund                      Quest for
 Value National Tax-Exempt Fund
 Quest for Value Global Income FundQuest for Value California Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
    - acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or
      - purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

      - -       Reduced Class A Initial Sales Charge Rates for Certain Former
Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

---------------------------------------------------------------------
Number of         Initial Sales    Initial Sales
Eligible          Charge as a %    Charge as a %    Concession as %
Employees or      of Offering      of Net Amount    of Offering
Members           Price            Invested         Price
---------------------------------------------------------------------
---------------------------------------------------------------------
9 or Fewer             2.50%            2.56%            2.00%
---------------------------------------------------------------------
---------------------------------------------------------------------
At  least  10 but      2.00%            2.04%            1.60%
not more than 49
---------------------------------------------------------------------

      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      - - Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
        - Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
        - Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.
      - - Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      - - Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
           - withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
           - liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      - - Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: - redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
- withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and - liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.


 V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account Connecticut Mutual Total Return Account Connecticut Mutual Government Securities Account CMIA LifeSpan Capital Appreciation Account Connecticut Mutual Income Account CMIA LifeSpan Balanced Account Connecticut Mutual Growth Account CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

      - Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of a Fund and other Former
         Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

      Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      - Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares: (1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
(2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996: (1) by the estate of a deceased shareholder;
(2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
(4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
(6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
(7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
(8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.


VI.    Special Reduced Sales Charge for Former Shareholders of Advance America
                                   Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

          VII. Sales Charge Waivers on Purchases of Class M Shares of
                     Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
-     the Manager and its affiliates,
- present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
- registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
- dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
- employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
- dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
- dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

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For More Information About Oppenheimer Select Managers
-------------------------------------------------------------------------------

Internet Web Site:
      www.oppenheimerfunds.com

Investment Adviser for OSM - Mercury Advisors S&P 500 Index Fund and OSM - Mercury Advisors Focus Growth Fund
      Mercury Advisors
      800 Scudders Mill Road
      Plainsboro, New Jersey 08536

Investment Adviser for OSM - QM Active Balanced Fund,
OSM - Jennison Growth Fund, OSM - Salomon Brothers Capital Fund and OSM - Gartmore Millennium Growth Fund
      OppenheimerFunds, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1-800-525-7048


Custodian Bank for the Funds
      The Bank of New York
      90 Washington Street
      New York, New York 10286

Custodian Bank for the Master Focus Twenty Trust
      The Bank of New York
      90 Washington Street
      New York, New York 10286

Custodian Bank for the S&P 500 Index Series of the
Quantitative Master Series Trust
      Merrill Lynch Trust Company
      800 Scudders Mill Road
      Plainsboro, New Jersey 08536

Independent Auditors

      Deloitte & Touche LLP
      555 Seventeenth Street
      Denver, Colorado  80202


Legal Counsel

      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202



NIA\Select Managers_rev.3.01

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1. In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan. 2 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund. 3 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares. 4 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan. 5 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class N shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class N shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class N shares at net asset value but subject to the Class N contingent deferred sales charge. 6 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year. 7 This provision does not apply to IRAs. 8 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs. 9 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan. 10 This provision does not apply to IRAs. 11 This provision does not apply to loans from 403(b)(7) custodial plans. 12 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.